Exhibit 10.3

CLASS A-1 NOTE PURCHASE AGREEMENT

(SERIES 2007-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1)

dated as of April 16, 2007

among

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S IP HOLDER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

each as Co-Issuer,

DOMINO’S PIZZA LLC,

as Master Servicer,

CERTAIN CONDUIT INVESTORS,

CERTAIN FINANCIAL INSTITUTIONS,

each as a Committed Note Purchaser,

CERTAIN FUNDING AGENTS,

JPMORGAN CHASE BANK, N. A.,

as L/C Provider,

LEHMAN COMMERCIAL PAPER INC.,

as Swingline Lender,

and

LEHMAN COMMERCIAL PAPER INC.,

as Administrative Agent

ii

SCHEDULES AND EXHIBITS

SCHEDULE I	Investor Groups and Commitments
SCHEDULE II	Notice Addresses for Lender Parties and Agents
SCHEDULE III	Additional Closing Conditions

EXHIBIT A	Form of Advance Request
EXHIBIT A-1	Form of Swingline Loan Request
EXHIBIT B	Form of Assignment and Assumption Agreement
EXHIBIT C	Form of Investor Group Supplement

iii

CLASS A-1 NOTE PURCHASE AGREEMENT

THIS CLASS A-1 NOTE PURCHASE AGREEMENT, dated as of April 16, 2007 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is made by and among:

(a) DOMINO’S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”), DOMINO’S IP HOLDER LLC, a Delaware limited liability company (the “IP Holder”), DOMINO’S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the “Domestic Distributor”), and DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the “SPV Canadian Holdco” and together with the Master Issuer, the IP Holder and the Domestic Distributor, collectively, the “Co-Issuers” and each, a “Co-Issuer”),

(b) DOMINO’S PIZZA LLC, a Michigan limited liability company (“DPL” or the “Master Servicer”),

(c) the several commercial paper conduits listed on Schedule I as Conduit Investors and their respective permitted successors and assigns (each, a “Conduit Investor” and, collectively, the “Conduit Investors”),

(d) the several financial institutions listed on Schedule I as Committed Note Purchasers and their respective permitted successors and assigns (each, a “Committed Note Purchaser” and, collectively, the “Committed Note Purchasers”),

(e) for each Investor Group, the financial institution entitled to act on behalf of the Investor Group set forth opposite the name of such Investor Group on Schedule I as Funding Agent and its permitted successors and assigns (each, the “Funding Agent” with respect to such Investor Group and, collectively, the “Funding Agents”),

(f) JPMORGAN CHASE BANK, N. A., as L/C Provider,

(g) LEHMAN COMMERCIAL PAPER INC., as Swingline Lender, and

(h) LEHMAN COMMERCIAL PAPER INC., in its capacity as administrative agent for the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider and the Swingline Lender (together with its permitted successors and assigns in such capacity, the “Administrative Agent” or the “Series 2007-1 Class A-1 Administrative Agent”).

BACKGROUND

1. Contemporaneously with the execution and delivery of this Agreement, the Co-Issuers and Citibank, N.A., as Trustee, are entering into the Series 2007-1 Supplement, of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 2007-1 Supplement”), to the Base Indenture, of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, exclusive of any Series Supplement, the “Base Indenture” and, together with the Series 2007-1 Supplement and any other Series Supplement, the “Indenture”), among the Co-Issuers and the Trustee, pursuant to which the Co-Issuers will issue Series 2007-1 Class A-1 Notes (as defined in the Series 2007-1 Supplement).

2. The Co-Issuers wish to (a) issue the Series 2007-1 Class A-1 Advance Notes to each Funding Agent on behalf of the Investors in the related Investor Group, and obtain the agreement of the applicable Investors to make loans from time to time (each, an “Advance” or a “Series 2007-1 Class A-1 Advance” and, collectively, the “Advances” or the “Series 2007-1 Class A-1 Advances”) that will constitute the purchase of Series 2007-1 Class A-1 Outstanding Principal Amounts on the terms and conditions set forth in this Agreement; (b) issue the Series 2007-1 Class A-1 Swingline Note to the Swingline Lender and obtain the agreement of the Swingline Lender to make Swingline Loans on the terms and conditions set forth in this Agreement; and (c) issue the Series 2007-1 Class A-1 L/C Note to the L/C Provider and obtain the agreement of the L/C Provider to provide Letters of Credit on the terms and conditions set forth in this Agreement. DPL has joined in this Agreement to confirm certain representations, warranties and covenants made by it for the benefit of each Lender Party.

ARTICLE I

DEFINITIONS

SECTION 1.01 Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2007-1 Supplemental Definitions List attached to the Series 2007-1 Supplement as Annex A or in the Base Indenture Definitions List attached to the Base Indenture as Annex A, as applicable. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Agreement.

ARTICLE II

PURCHASE AND SALE OF CLASS A-1 NOTES

SECTION 2.01 The Initial Advance Note Purchase. On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate the initial Series 2007-1 Class A-1 Advance Notes, which the Co-Issuers shall deliver to each Funding Agent on behalf of the Investors in the related Investor Group on the Series 2007-1 Closing Date. Such initial Series 2007-1 Class A-1 Advance Note for each Investor Group shall be dated the Series 2007-1 Closing Date, shall be registered in the name of the related Funding Agent or its nominee, as agent for the related Investors, or in such other name as such Funding Agent may request, shall have a maximum principal amount equal to the Maximum Investor Group Principal Amount for such Investor Group, shall have an initial outstanding principal amount equal to such Investor Group’s Commitment Percentage of the Series 2007-1 Class A-1 Initial Advance Principal Amount, and shall be duly authenticated in accordance with the provisions of the Indenture.

SECTION 2.02 Advances. (a) Subject to the terms and conditions of this Agreement and the Indenture, each Eligible Conduit Investor, if any, may and, if such Conduit Investor determines that it will not make (or it does not in fact make) an Advance or any portion of an Advance, its related Committed Note Purchaser(s) shall or, if there is no Eligible Conduit Investor with respect to any Investor Group, the Committed Note Purchaser with respect to such Investor Group shall, upon the Co-Issuers’ request delivered in accordance with the provisions of Section 2.03 and the satisfaction of all conditions precedent thereto (or under the circumstances set forth in Section 2.05, 2.06 or 2.08), make Advances from time to time during the Commitment Term; provided that such Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided further that no Advance shall be required or permitted to be made by any Investor on any date if, after giving effect to such Advance, (i) the related Investor Group Principal Amount would exceed the related Maximum Investor Group Principal Amount or (ii) the Series 2007-1 Class A-1 Outstanding Principal Amount would exceed the Series 2007-1 Class A-1 Maximum Principal Amount.

(b) Notwithstanding anything herein or in any other Related Document to the contrary, at no time will a Conduit Investor be obligated to make Advances hereunder. If at any time any Conduit Investor is not an Eligible Conduit Investor, (i) such Conduit Investor shall promptly notify the Administrative Agent (who shall promptly notify the related Funding Agent and the Co-Issuers) thereof, and (ii) the Co-Issuers shall have the right, exercisable upon three Business Days’ prior written notice to the Administrative Agent (who shall promptly notify the related Funding Agent), to require such Conduit Investor to transfer all of its then-outstanding CP Advances to its related Committed Note Purchaser(s) or, at such Committed Note Purchaser’s option, to another permitted transferee in accordance with Section 9.03 or 9.17, as applicable. From and after the date of such transfer, such Advances shall bear interest at the Base Rate or the Eurodollar Rate, as applicable, in accordance with the second sentence of Section 3.01(a).

(c) Each of the Advances to be made on any date shall be made as part of a single borrowing (each such single borrowing being a “Borrowing”). The Advances made as part of the initial Borrowing on the Series 2007-1 Closing Date will be evidenced by the Series 2007-1 Class A-1 Advance Notes issued in connection herewith and will constitute purchases of Series 2007-1 Class A-1 Initial Advance Principal Amounts corresponding to the amount of such Advances. All of the other Advances will constitute Increases evidenced by the Series 2007-1 Class A-1 Advance Notes issued in connection herewith and will constitute purchases of Series 2007-1 Class A-1 Outstanding Principal Amounts corresponding to the amount of such Advances.

(d) Section 2.2(b) of the Series 2007-1 Supplement specifies the procedures to be followed in connection with any Voluntary Decrease of the Series 2007-1 Class A-1 Outstanding Principal Amount. Each such Voluntary Decrease in respect of any Advances shall be in an aggregate minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof.

(e) Subject to the terms of this Agreement and the Series 2007-1 Supplement, the aggregate principal amount of the Advances evidenced by the Series 2007-1 Class A-1 Advance Notes may be increased by Borrowings or decreased by Voluntary Decreases from time to time.

SECTION 2.03 Borrowing Procedures.

(a) Whenever the Co-Issuers wish a Borrowing to be made, the Co-Issuers shall (or shall cause the Master Servicer to) notify the Administrative Agent (who shall promptly notify each Funding Agent of its pro rata share thereof and notify the Trustee, the Series 2007-1 Class A Insurers, the Swingline Lender and the L/C Provider in writing of such Borrowing) upon irrevocable written notice in the form of an Advance Request delivered to the Administrative Agent no later than 12:00 p.m. (New York time) on the Business Day (or, in the case of any Eurodollar Advances for purposes of Section 3.01(b), on the third Business Day) prior to the date of Borrowing, which date of Borrowing shall be a Business Day during the Commitment Term. Each such notice shall be irrevocable and shall in each case refer to this Agreement and specify (i) the Borrowing date, (ii) the aggregate amount of the requested Borrowing to be made on such date, (iii) the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings to be repaid with the proceeds of such Borrowing on the Borrowing date, which amount shall constitute all outstanding Swingline Loans and Unreimbursed L/C Drawings outstanding on the date of such notice, and (iv) sufficient instructions for application of the balance, if any, of the proceeds of such Borrowing on the Borrowing date. Requests for any Borrowing may not be made in an aggregate principal amount of less than $1,000,000 or in an aggregate principal amount which is not an integral multiple of $500,000 in excess thereof (except as otherwise provided herein with respect to Borrowings for the purpose of repaying then outstanding Swingline Loans or Unreimbursed L/C Drawings). The Co-Issuers agree to cause requests for Borrowings to be made upon notice of any drawing under a Letter of Credit, and in any event at least one time every three Business Days if any Swingline Loans or Unreimbursed L/C Drawings are outstanding, in amounts at least sufficient to repay in full all Swingline Loans and Unreimbursed L/C Drawings outstanding on the date of the applicable request. Each Borrowing shall be ratably allocated among the Investor Groups’ respective Maximum Investor Group Principal Amounts. Each Funding Agent shall promptly advise its related Conduit Investor, if any, of any notice given pursuant to this Section 2.03(a) and shall promptly thereafter (but in no event later than 11:00 a.m. (New York time) on the date of Borrowing) notify the Administrative Agent, the Co-Issuers and the related Committed Note Purchaser(s) whether such Conduit Investor has determined to make all or any portion of the Advances in such Borrowing that are to be made by its Investor Group. On the date of each Borrowing and subject to the other conditions set forth herein and in the Series 2007-1 Supplement (and, if requested by the Administrative Agent, confirmation from the Swingline Lender and the L/C Provider, as applicable, as to (x) the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings to be repaid with the proceeds of such Borrowing on the Borrowing date, (y) the Undrawn L/C Face Amount of all Letters of Credit then outstanding and (z) the principal amount of any other Swingline Loans or Unreimbursed L/C Drawings then outstanding), the applicable Investors in each Investor Group shall make available to the Administrative Agent the amount of the Advances in such Borrowing that are to be made by such Investor Group by wire transfer in U.S. Dollars of such amount in same day funds no later than 3:00 p.m. (New York time) on the date of such Borrowing, and upon receipt thereof the Administrative Agent shall immediately make such proceeds available, first, to the Swingline Lender and the L/C Provider for application to repayment of the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings as set forth in the applicable Advance Request, ratably in proportion to such respective amounts, and, second, to the Co-Issuers as instructed in the applicable Advance Request.

(b) The failure of any Committed Note Purchaser to make the Advance to be made by it as part of any Borrowing shall not relieve any other Committed Note Purchaser (whether or not in the same Investor Group) of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Committed Note Purchaser shall be responsible for the failure of any other Committed Note Purchaser to make the Advance to be made by such other Committed Note Purchaser on the date of any Borrowing.

(c) Unless the Administrative Agent shall have received notice from a Funding Agent prior to the date of any Borrowing that an applicable Investor in the related Investor Group will not make available to the Administrative Agent such Investor’s share of the Advances to be made by such Investor Group as part of such Borrowing, the Administrative Agent may (but shall not be obligated to) assume that such Investor has made such share available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02(a) and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Swingline Lender, the L/C Provider and/or the Co-Issuers, as applicable, on such date a corresponding amount, and shall, if such corresponding amount has not been made available by the Administrative Agent, make available to the Swingline Lender, the L/C Provider and/or the Co-Issuers, as applicable, on such date a corresponding amount once such Investor has made such portion available to the Administrative Agent. If and to the extent that any Investor shall not have so made such amount available to the Administrative Agent, such Investor and the Co-Issuers jointly and severally agree to repay (without duplication) to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is made available to the Swingline Lender, the L/C Provider and/or the Co-Issuers, as applicable, until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Co-Issuers, the interest rate applicable at the time to the Advances comprising such Borrowing and (ii) in the case of such Investor, the Federal Funds Rate and without deduction by such Investor for any withholding taxes. If such Investor shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Investor’s Advance as part of such Borrowing for purposes of this Agreement.

SECTION 2.04 The Series 2007-1 Class A-1 Notes. On each date an Advance or Swingline Loan is funded or a Letter of Credit is issued hereunder, and on each date the outstanding amount thereof is reduced, a duly authorized officer, employee or agent of the related Series 2007-1 Class A-1 Noteholder shall make appropriate notations in its books and records of the amount, evidenced by the related Series 2007-1 Class A-1 Advance Note, of such Advance, Swingline Loan or Letter of Credit and the amount of such reduction, as applicable. The Co-Issuers hereby authorize each duly authorized officer, employee and agent of such Series 2007-1 Class A-1 Noteholder to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded; provided, however, that in the event of a discrepancy between the books and records of such Series 2007-1 Class A-1 Noteholder and the records maintained by the Trustee pursuant to the Indenture, such discrepancy shall be resolved by such Series 2007-1 Class A-1 Noteholder, the Series 2007-1 Class A Lead Insurer and the Trustee, and such resolution shall control in the absence of manifest error; provided further that the failure of any such notation to be made, or any finding that a notation is incorrect, in any such records shall not limit or otherwise affect the obligations of the Co-Issuers under this Agreement or the Indenture.

SECTION 2.05 Reduction in Commitments.

(a) The Co-Issuers may, upon three Business Days’ notice to the Administrative Agent (who shall promptly notify the Trustee, each Funding Agent and each Investor), effect a permanent reduction in the Series 2007-1 Class A-1 Maximum Principal Amount and a corresponding reduction in each Commitment Amount and Maximum Investor Group Principal Amount on a pro rata basis; provided that (i) any such reduction will be limited to the undrawn portion of the Commitments, although any such reduction may be combined with a Voluntary Decrease effected pursuant to and in accordance with Section 2.2(b) of the Series 2007-1 Supplement, (ii) any such reduction must be in a minimum amount of $10,000,000, (iii) after giving effect to such reduction, the Series 2007-1 Class A-1 Maximum Principal Amount equals or exceeds $50,000,000, unless reduced to zero, and (iv) no such reduction shall be permitted if, after giving effect thereto, (x) the aggregate Commitment Amounts would be less than the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts with respect to which cash collateral is held by the L/C Provider pursuant to Section 4.03) or (y) the aggregate Commitment Amounts would be less than the sum of the Swingline Commitment and the L/C Commitment. Any reduction made pursuant to this Section 2.05(a) shall be made ratably among the Investor Groups on the basis of their respective Maximum Investor Group Principal Amounts.

(b) If any of the following events shall occur, then the Commitments shall be automatically and permanently reduced on the dates and in the amounts set forth below with respect to the applicable event and the other consequences set forth below with respect to the applicable event shall ensue (and the Co-Issuers shall give the Trustee, the Series 2007-1 Class A Lead Insurer and the Administrative Agent prompt written notice thereof):

(i) (A) on the Business Day immediately preceding the Series 2007-1 Adjusted Repayment Date, (x) the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances made on such date (and the Co-Issuers agree to deliver such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made), and (y) the Swingline Commitment and the L/C Commitment shall both be automatically and permanently reduced to zero; (B) on the Series 2007-1 Adjusted Repayment Date, (x) all undrawn portions of the Commitments shall automatically and permanently terminate (all Undrawn L/C Face Amounts having expired by their terms prior to such date), and (y) the corresponding portions of the Series 2007-1 Class A-1 Maximum Principal Amount, the Commitment Amounts and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount; and (C) each payment of principal on the Series 2007-1 Class A-1 Outstanding Principal Amount occurring on or after the Series 2007-1 Adjusted Repayment Date shall result automatically and permanently in a dollar-for-dollar reduction of the Series 2007-1 Class A-1 Maximum Principal Amount and a corresponding reduction in each Commitment Amount and Maximum Investor Group Principal Amount on a pro rata basis;

(ii) if a Rapid Amortization Event occurs prior to the Series 2007-1 Adjusted Repayment Date, then (A) on the date such Rapid Amortization Event occurs, (x) all portions of the Commitments in excess of the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts to the extent cash collateral is held with respect thereto by the L/C Provider pursuant to Section 4.03) shall automatically and permanently terminate, (y) the corresponding portions of the Series 2007-1 Class A-1 Maximum Principal Amount, the Commitment Amounts and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount, and (z) the Swingline Commitment and the L/C Commitment shall both be automatically and permanently reduced to zero; (B) no later than the second Business Day after the occurrence of such Rapid Amortization Event, the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances (and the Co-Issuers agree to deliver such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made); and (C) each payment of principal on the Series 2007-1 Class A-1 Outstanding Principal Amount occurring on or after the date of such Rapid Amortization Event (excluding the repayment of any outstanding Swingline Loans and Unreimbursed L/C Obligations with proceeds of Advances pursuant to clause (B) above but including payments that are used to cash collateralize any Undrawn L/C Face Amounts) shall result automatically and permanently in a dollar-for-dollar reduction of the Series 2007-1 Class A-1 Maximum Principal Amount and a corresponding reduction in each Commitment Amount and Maximum Investor Group Principal Amount on a pro rata basis;

(iii) if a Change of Control occurs (unless the Control Party has provided its prior written consent thereto), then (A) on the date such Change of Control occurs, (x) all portions of the Commitments in excess of the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts to the extent cash collateral is held with respect thereto by the L/C Provider pursuant to Section 4.03) shall automatically and permanently terminate, (y) the corresponding portions of the Series 2007-1 Class A-1 Maximum Principal Amount, the Commitment Amounts and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount, and (z) the Swingline Commitment and the L/C Commitment shall both be automatically and permanently reduced to zero; (B) if the Series 2007-1 Prepayment Date specified in the applicable Prepayment Notice is scheduled to occur more than two Business Days after such occurrence, then no later than the second Business Day after the occurrence of such Change of Control, the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances (and the Co-Issuers agree to deliver such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made); and (C) on the Series 2007-1 Prepayment Date specified in the applicable Prepayment Notice, (x) the Series 2007-1 Class A-1 Maximum Principal Amount, the Commitment Amounts and the Maximum Investor Group Principal Amounts shall all be automatically and permanently reduced to zero, and (y) the Co-Issuers shall cause the Series 2007-1 Class A-1 Outstanding Principal Amount to be paid in full (or, in the case of any then-outstanding Undrawn L/C Face Amounts, to be fully cash collateralized pursuant to Sections 4.02 and 4.03), together with accrued interest and fees and all other amounts then due and payable to the Lender Parties, the Administrative Agent and the Funding Agents under this Agreement and the other Related Documents;

(iv) if Series 2007-1 Weekly Extension Principal Prepayments or Indemnification Payments are allocated to and deposited in the applicable Series Distribution Account for the Series 2007-1 Notes in accordance with Section 3.7(c)(ii) or Section 3.7(i) of the Series Supplement at a time when no Class A Senior Notes other than Class A-1 Senior Notes are Outstanding, (x) the aggregate amount of the Commitments shall be automatically and permanently reduced on the date of such deposit by an amount (the “Series 2007-1 Class A-1 Allocated Payment Reduction Amount”) equal to the product of (A) the portion, if any, of such Series 2007-1 Weekly Extension Principal Prepayments or Indemnification Payments remaining after depositing the applicable portion thereof in the applicable Series Distribution Accounts for all Classes of Class A Senior Notes other than any Class A-1 Senior Notes and (B) the percentage that the then-outstanding amount of the Commitments bears to the aggregate amount of all then-outstanding commitments to extend credit in respect of all Class A-1 Senior Notes; (y) the corresponding portions of the Series 2007-1 Class A-1 Maximum Principal Amount, the Commitment Amounts and the Maximum

Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount on such date (and, if after giving effect to such reduction the aggregate Commitment Amounts would be less than the sum of the Swingline Commitment and the L/C Commitment, then the aggregate amount of the Swingline Commitment and the L/C Commitment shall be reduced by the amount of such difference, with such reduction to be allocated between them in accordance with the written instructions of the Co-Issuers delivered prior to such date; provided that after giving effect thereto the aggregate amount of the Swingline Loans and the L/C Obligations do not exceed the Swingline Commitment and the L/C Commitment, respectively, as so reduced; provided further that in the absence of such instructions, such reduction shall be allocated first to the Swingline Commitment and then to the L/C Commitment); and (z) the Series 2007-1 Class A-1 Outstanding Principal Amount shall be repaid or prepaid in an aggregate amount equal to such Series 2007-1 Class A-1 Allocated Payment Reduction Amount on the date and in the order required by such Section 3.7(c)(ii) or Section 3.7(i), as applicable, of the Series 2007-1 Supplement; and

(v) if any Event of Default shall occur and be continuing (and shall not have been waived in accordance with the Base Indenture) and as a result the payment of the Series 2007-1 Class A-1 Notes is accelerated pursuant to Section 9.2 of the Base Indenture (and such acceleration shall not have been rescinded in accordance with the Base Indenture), then in addition to the consequences set forth in clause (ii) above in respect of the Rapid Amortization Event resulting from such Event of Default, the Series 2007-1 Class A-1 Maximum Principal Amount, the Commitment Amounts and the Maximum Investor Group Principal Amounts shall all be automatically and permanently reduced to zero upon such acceleration and the Co-Issuers shall immediately cause the Series 2007-1 Class A-1 Outstanding Principal Amount to be paid in full (or, in the case of any then-outstanding Undrawn L/C Face Amounts, to be fully cash collateralized pursuant to Sections 4.02 and 4.03), together with accrued interest and fees and all other amounts then due and payable to the Lender Parties, the Administrative Agent and the Funding Agents under this Agreement and the other Related Documents.

SECTION 2.06 Swingline Commitment.

(a) On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate the initial Series 2007-1 Class A-1 Swingline Note which the Co-Issuers shall deliver to the Swingline Lender on the Series 2007-1 Closing Date. Such initial Series 2007-1 Class A-1 Swingline Note shall be dated the Series 2007-1 Closing Date, shall be registered in the name of the Swingline Lender or its nominee, or in such other name as the Swingline Lender may request, shall have a maximum principal amount equal to the Swingline Commitment, shall have an initial outstanding principal amount equal to the Series 2007-1 Class A-1 Initial Swingline Principal Amount, and shall be duly authenticated in accordance with the provisions of the Indenture. Subject to the terms and conditions hereof, the Swingline Lender, in reliance on the agreements of the

Committed Note Purchasers set forth in this Section 2.06, agrees to make swingline loans (each, a “Swingline Loan” or a “Series 2007-1 Class A-1 Swingline Loan” and, collectively, the “Swingline Loans” or the “Series 2007-1 Class A-1 Swingline Loans”) to the Co-Issuers from time to time during the period commencing on the Series 2007-1 Closing Date and ending on the date that is two Business Days prior to the Commitment Termination Date; provided that the Swingline Lender shall have no obligation or right to make any Swingline Loan if, after giving effect thereto, (i) the aggregate principal amount of Swingline Loans outstanding would exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Advances hereunder, may exceed the Swingline Commitment then in effect) or (ii) the Series 2007-1 Class A-1 Outstanding Principal Amount would exceed the Series 2007-1 Class A-1 Maximum Principal Amount. Each such borrowing of a Swingline Loan will constitute a Subfacility Increase in the outstanding principal amount evidenced by the Series 2007-1 Class A-1 Swingline Note in an amount corresponding to such borrowing. Subject to the terms of this Agreement and the Series 2007-1 Supplement, the outstanding principal amount evidenced by the Series 2007-1 Class A-1 Swingline Note may be increased by borrowings of Swingline Loans or decreased by payments of principal thereon from time to time.

(b) Whenever the Co-Issuers desire that the Swingline Lender make Swingline Loans they shall (or shall cause the Master Servicer to) give the Swingline Lender and the Administrative Agent irrevocable notice in writing not later than 12:00 p.m. (New York time) on the proposed borrowing date, specifying (i) the amount to be borrowed, (ii) the requested borrowing date (which shall be a Business Day during the Commitment Term not later than the date that is two Business Days prior to the Commitment Termination Date) and (iii) the payment instructions for the proceeds of such borrowing (which shall be consistent with the terms and provisions of this Agreement and the Indenture). Such notice shall be in the form of a Swingline Advance Request in the form attached hereto as Exhibit A-1 hereto (a “Swingline Loan Request”). Promptly upon receipt of any Swingline Loan Request (but in no event later than 1:00 p.m. on the date of such receipt), the Swingline Lender shall promptly notify the Administrative Agent, the Trustee and the Series 2007-1 Class A Insurers thereof in writing. Each borrowing under the Swingline Commitment shall be in a minimum amount equal to $100,000. Promptly upon receipt of any Swingline Loan Request (but in no event later than 2:30 p.m. on the date of such receipt), the Administrative Agent (based, with respect to any portion of the Series 2007-1 Class A-1 Outstanding Subfacility Amount held by any Person other than the Administrative Agent, solely on written notices received by the Administrative Agent under this Agreement) will inform the Swingline Lender whether or not, after giving effect to the requested Swingline Loan, the Series 2007-1 Class A-1 Outstanding Principal Amount would exceed the Series 2007-1 Class A-1 Maximum Principal Amount. If the Administrative Agent confirms that the Series 2007-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2007-1 Class A-1 Maximum Principal Amount after giving effect to the requested Swingline Loan, then not later than 3:00 p.m. (New York time) on the borrowing date specified in the Swingline Loan Request, subject to the other conditions set forth herein and in the Series 2007-1 Supplement, the Swingline Lender shall make available to the Co-Issuers in accordance with the payment instructions set forth in such notice an amount in immediately available funds equal to the amount of the requested Swingline Loan.

(c) The Co-Issuers hereby agree that each Swingline Loan made by the Swingline Lender to the Co-Issuers pursuant to Section 2.06(a) shall constitute the promise and obligation of the Co-Issuers jointly and severally to pay to the Swingline Lender the aggregate unpaid principal amount of all Swingline Loans made by such Swingline Lender pursuant to Section 2.06(a), which amounts shall be due and payable (whether at maturity or by acceleration) as set forth in the Indenture for Series 2007-1 Class A-1 Outstanding Principal Amount.

(d) The Swingline Lender, at any time and from time to time in its sole and absolute discretion, may, on behalf of the Co-Issuers (which hereby irrevocably direct the Swingline Lender to act on their behalf), on one Business Day’s notice given by the Swingline Lender to the Administrative Agent (who shall promptly notify each Funding Agent of its pro rata share thereof and shall notify the Trustee and the Series 2007-1 Class A Lead Insurer of such borrowing in writing) no later than 12:00 p.m. (New York time), request each Investor Group to make, and the applicable Investors in each Investor Group hereby agree to make Advances in an aggregate amount for each Investor Group equal to such Investor Group’s Commitment Percentage of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay the Swingline Lender. Such Investors shall make the amount of such Advances available to the Administrative Agent in immediately available funds not later than 10:00 a.m. (New York time) one Business Day after the date of such notice and the proceeds of such Advances shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans; provided that after giving effect thereto, (i) the related Investor Group Principal Amount would not exceed the related Maximum Investor Group Principal Amount and (ii) the Series 2007-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2007-1 Class A-1 Maximum Principal Amount.

(e) If prior to the time Advances would have otherwise been made pursuant to Section 2.06(d), an Event of Bankruptcy shall have occurred and be continuing with respect to any Co-Issuer or Guarantor or if for any other reason, as determined by the Swingline Lender in its sole and absolute discretion, Advances may not be made as contemplated by Section 2.06(d), each Committed Note Purchaser shall, on the date such Advances were to have been made pursuant to the notice referred to in Section 2.06(d) (the “Refunding Date”), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Advances.

(f) Whenever, at any time after the Swingline Lender has received from any Investor such Investor’s Swingline Participation Amount, the Swingline Lender

receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Investor its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Investor’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Investor’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Investor will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(g) Each applicable Investor’s obligation to make the Advances referred to in Section 2.06(d) and each Committed Note Purchaser’s obligation to purchase participating interests pursuant to Section 2.06(e) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Investor, Committed Note Purchaser or the Co-Issuers may have against the Swingline Lender, the Co-Issuers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Swingline Loan was made; (iii) any adverse change in the condition (financial or otherwise) of the Co-Issuers; (iv) any breach of this Agreement or any other Indenture Document by any Co-Issuer or any other Person; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(h) The Co-Issuers may, upon three Business Days’ notice to the Administrative Agent and the Swingline Lender, effect a permanent reduction in the Swingline Commitment; provided that any such reduction will be limited to the undrawn portion of the Swingline Commitment. If requested by the Co-Issuers in writing and with the prior written consent of the Administrative Agent, the Swingline Lender may (but shall not be obligated to) increase the amount of the Swingline Commitment; provided that, after giving effect thereto, the aggregate amount of the Swingline Commitment and the L/C Commitment does not exceed the aggregate amount of the Commitments.

(i) The Co-Issuers may, upon notice to the Swingline Lender (who shall promptly notify the Administrative Agent and the Trustee thereof in writing), at any time and from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that (x) such notice must be received by the Swingline Lender not later than 1:00 p.m. (New York time) on the date of the prepayment, and (y) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given, the Co-Issuers shall make such prepayment directly to the Swingline Lender and the payment amount specified in such notice shall be due and payable on the date specified therein.

SECTION 2.07 L/C Commitment.

(a) Subject to the terms and conditions hereof, the L/C Provider, in reliance on the agreements of the Committed Note Purchasers set forth in Sections 2.08 and 2.09, agrees to provide standby letters of credit (each, a “Letter of Credit” and, collectively, the “Letters of Credit”) for the account of the Co-Issuers on any Business Day during the period commencing on the Series 2007-1 Closing Date and ending on the date that is seven Business Days prior to the Commitment Termination Date to be issued in accordance with Section 2.07(h) in such form as may be approved from time to time by the L/C Provider; provided that the L/C Provider shall have no obligation or right to provide any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the Series 2007-1 Class A-1 Outstanding Principal Amount would exceed the Series 2007-1 Class A-1 Maximum Principal Amount. Each Letter of Credit shall (x) be denominated in Dollars (except to the extent provided in Section 2.07(i) with respect to any Permitted Foreign Currency Letter of Credit), (y) have a face amount of at least $100,000 (unless otherwise agreed by the L/C Provider) and (z) expire no later than the earlier of (A) the first anniversary of its date of issuance and (B) the date that is seven Business Days prior to the Commitment Termination Date; provided that any Letter of Credit may provide for the renewal thereof for additional periods not to exceed one year (which shall in no event extend beyond the date referred to in clause (B) above). The L/C Provider shall not at any time be obligated to (I) provide any Letter of Credit hereunder if such issuance would conflict with, or cause any L/C Issuing Bank to exceed any limits imposed by, any applicable Requirement of Law or (II) amend any Letter of Credit hereunder if (1) the L/C Provider would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (2) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b) On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate the initial Series 2007-1 Class A-1 L/C Note which the Co-Issuers shall deliver to the L/C Provider on the Series 2007-1 Closing Date. Such initial Series 2007-1 Class A-1 L/C Note shall be dated the Series 2007-1 Closing Date, shall be registered in the name of the L/C Provider or its nominee, or in such other name as the L/C Provider may request, shall have a maximum principal amount equal to the L/C Commitment, shall have an initial outstanding principal amount equal to the Series 2007-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount, and shall be duly authenticated in accordance with the provisions of the Indenture. Each issuance of a Letter of Credit after the Series 2007-1 Closing Date will constitute a Subfacility Increase in the outstanding principal amount evidenced by the Series 2007-1 Class A-1 L/C Note in an amount corresponding to the Undrawn L/C Face Amount of such Letter of Credit. All L/C Obligations (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under the Series 2007-1 Class A-1 L/C Note for all purposes of this Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. Any payment of such principal in respect of Undrawn L/C Face Amounts shall be deposited into a cash collateral account as provided in Sections 4.02 and 4.03. Subject to the terms of this Agreement and the Series 2007-1 Supplement, the outstanding principal amount evidenced by the Series 2007-1 Class A-1 L/C Note may be increased by issuances of Letters of Credit or decreased by expirations thereof or payments of drawings thereunder or other circumstances resulting in the permanent reduction in any Undrawn L/C Face Amounts from time to time. The L/C Provider and the Co-Issuers agree to promptly notify the Administrative Agent and the Trustee of any such decreases for which notice to the Administrative Agent is not otherwise provided hereunder.

(c) The Co-Issuers may from time to time request that the L/C Provider provide a Letter of Credit by delivering to the L/C Provider at its address for notices specified herein an Application therefor (in the form required by the applicable L/C Issuing Bank as notified to the Co-Issuers by the L/C Provider), completed to the satisfaction of the L/C Provider, and such other certificates, documents and other papers and information as the L/C Provider may request on behalf of the L/C Issuing Bank. Upon receipt of any completed Application, the L/C Provider will notify the Administrative Agent and the Trustee in writing of the amount, the beneficiary and the requested expiration of the requested Letter of Credit (which shall comply with Section 2.07(a)) and, for any Permitted Foreign Currency Letter of Credit, its Permitted L/C Dollar Cap, and subject to the other conditions set forth herein and in the Series 2007-1 Supplement and upon receipt of confirmation from the Administrative Agent (based, with respect to any portion of the Series 2007-1 Class A-1 Outstanding Subfacility Amount held by any Person other than the Administrative Agent, solely on written notices received by the Administrative Agent under this Agreement) that after giving effect to the requested issuance, the Series 2007-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2007-1 Class A-1 Maximum Principal Amount, the L/C Provider will cause such Application to be processed and the certificates, documents and other papers and information delivered in connection therewith in accordance with the L/C Issuing Bank’s customary procedures and shall promptly provide the Letter of Credit requested thereby (but in no event shall the L/C Provider be required to provide any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the L/C Provider and the Co-Issuers. The L/C Provider shall furnish a copy of such Letter of Credit to the Master Servicer (with a copy to the Administrative Agent) promptly following the issuance thereof. The L/C Provider shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Funding Agents, the Investors, the Trustee and the Series 2007-1 Class A Insurers, written notice of the issuance of each Letter of Credit (including the amount thereof and, for any Permitted Foreign Currency Letter of Credit, its Permitted L/C Dollar Cap).

(d) The Co-Issuers shall jointly and severally pay fees (the “L/C Quarterly Insured Fees”) with respect to each Letter of Credit at a per annum rate equal to the L/C Quarterly Insured Fees Rate calculated on the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit) during the applicable Interest

Period, shared ratably among the Committed Note Purchasers and payable in arrears on each Quarterly Payment Date in accordance with the applicable provisions of the Indenture. In addition, under the circumstances set forth in Section 3.4 of the Series 2007-1 Supplement, the Co-Issuers shall jointly and severally pay contingent additional fees in respect of the outstanding Letters of Credit in an amount equal to the Series 2007-1 Class A-1 Quarterly Contingent Additional L/C Fees payable pursuant to such Section 3.4 and shared ratably among the Committed Note Purchasers.

(e) In addition, the Co-Issuers shall jointly and severally pay to or reimburse the L/C Provider for the following amounts for the account of the applicable L/C Issuing Bank: (i) fronting fees (the “L/C Fronting Fees”) with respect to each Letter of Credit issued by it at a per annum rate equal to the L/C Fronting Fees Rate calculated on the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit) during the applicable Interest Period, payable in arrears on each Quarterly Payment Date in accordance with the applicable provisions of the Indenture, and (ii) such normal and customary costs and expenses as are incurred or charged by the L/C Issuing Bank in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit and separately charged to account parties (the “L/C Additional Charges”). Subject to the Priority of Payments, the L/C Additional Charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(f) To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article II, the provisions of this Article II shall apply.

(g) The Co-Issuers may, upon three Business Days’ notice to the Administrative Agent and the L/C Provider, effect a permanent reduction in the L/C Commitment; provided that any such reduction will be limited to the unused portion of the L/C Commitment. If requested by the Co-Issuers in writing and with the prior written consent of the Administrative Agent, the L/C Provider may (but shall not be obligated to) increase the amount of the L/C Commitment; provided further that, after giving effect thereto, the aggregate amount of the Swingline Commitment and the L/C Commitment does not exceed the aggregate amount of the Commitments.

(h) The L/C Provider shall have the right to satisfy its obligations under this Section 2.07 with respect to providing any Letter of Credit hereunder either by issuing such Letter of Credit itself or by causing another Person selected by the L/C Provider to issue such Letter of Credit (the L/C Provider in its capacity as the issuer of such Letter of Credit or such other Person selected by the L/C Provider being referred to as the “L/C Issuing Bank”); provided that the L/C Issuing Bank is a U.S. commercial bank that has, at the time of such issuance, (i) a short-term certificate of deposit rating of not less than “P-1” from Moody’s and “A-1” from S&P and (ii) a long-term unsecured debt rating of not less than “Aa1” from Moody’s and “A+” from S&P.

(i) No Letter of Credit shall be denominated in any currency other than Dollars unless all of the following conditions have been met (any such Letter of Credit meeting all such conditions being referred to herein as a “Permitted Foreign Currency Letter of Credit”):

(i) The foreign currency in which such Letter of Credit is denominated shall be acceptable to the L/C Provider in its sole discretion;

(ii) The Application for such Letter of Credit shall set forth a maximum amount denominated in Dollars for such Letter of Credit (the “Permitted L/C Dollar Cap”);

(iii) For purposes of determining whether the conditions to issuance set forth in Section 2.07(c)(i) or (ii) shall have been met, the Undrawn L/C Face Amount of such Letter of Credit on the date of its issuance shall be deemed to equal its Permitted L/C Dollar Cap; and

(iv) By the terms of such Letter of Credit, the L/C Issuing Bank shall not be obligated to make any payment of any draft thereunder in a Dollar Equivalent Amount greater than the excess, if any, of (x) the Permitted L/C Dollar Cap for such Letter of Credit over (y) the Dollar Equivalent Amount of any other drafts previously presented thereunder.

For all purposes of this Agreement and the other Related Documents (including, without limitation, for purposes of determining the Outstanding Principal Amount of any Series 2007-1 Class A-1 L/C Note, the amount of any L/C Monthly Insured Fees or L/C Fronting Fees, or the Series 2007-1 Class A-1 Outstanding Principal Amount), (x) the Undrawn L/C Face Amount of any Permitted Foreign Currency Letter of Credit shall be deemed to equal its Permitted L/C Dollar Cap at all times from and after the date of its issuance unless and until a draft is presented to and paid by the L/C Issuing Bank thereunder, and (y) on any date from and after the date on which any draft is presented to and paid by the L/C Issuing Bank thereunder until the Reimbursement Obligations arising from all such drafts are reimbursed in full by the Co-Issuers (through the proceeds of Advances pursuant to Section 2.08(a) or otherwise), the Undrawn L/C Face Amount of such Letter of Credit shall be deemed to equal the excess, if any, of (A) the Permitted L/C Dollar Cap of such Letter of Credit over (B) the aggregate of the Dollar Equivalent Amounts of all drafts presented and paid under such Letter of Credit on or before such date.

SECTION 2.08 L/C Reimbursement Obligations.

(a) For the purpose of reimbursing the payment of any draft presented under any Letter of Credit, the Co-Issuers jointly and severally agree to pay the L/C Provider for its own account (if it has already reimbursed the applicable L/C Issuing Bank for the payment of such draft) or for the account of the L/C Issuing Bank, as applicable, on the Business Day after the Business Day on which the L/C Provider notifies the Co-Issuers and the Administrative Agent by 10:00 a.m. (New York time) (or, on the second Business Day after the Business Day on which the L/C Provider notifies the Co-Issuers and the Administrative Agent after 10:00 a.m. (New York time)) (and in each case the Administrative Agent shall promptly notify the Funding Agents) of the date and amount of such draft an amount in Dollars equal to the sum of (i) the amount of such draft so paid (the “L/C Reimbursement Amount”; provided that, in the case of any draft presented under a Permitted Foreign Currency Letter of Credit, the “L/C Reimbursement Amount” shall instead be the lesser of (x) the Dollar Equivalent Amount thereof and (y) the excess, if any, of (A) the Permitted L/C Dollar Cap for such Letter of Credit over (B) any previously notified L/C Reimbursement Amounts in respect of such Letter of Credit) and (ii) any taxes, fees, charges or other costs or expenses (collectively, the “L/C Other Reimbursement Costs”) incurred by the L/C Issuing Bank in connection with such payment. Each drawing under any Letter of Credit shall (unless an Event of Bankruptcy shall have occurred and be continuing with respect to any Co-Issuer or Guarantor, in which cases the procedures specified in Section 2.09 for funding by Committed Note Purchasers shall apply) constitute a request by the Co-Issuers to the Administrative Agent and each Funding Agent for a Borrowing pursuant to Section 2.02 in the amount of the applicable L/C Reimbursement Amount, and the Co-Issuers agree to make such request pursuant to the procedures set forth in Section 2.03. The applicable Investors in each Investor Group hereby agree to make Advances in an aggregate amount for each Investor Group equal to such Investor Group’s Commitment Percentage of the L/C Reimbursement Amount to pay the L/C Provider. The Borrowing date with respect to such Borrowing shall be the first date on which a Borrowing could be made pursuant to Section 2.02 if the Administrative Agent had received a notice of such Borrowing at the time the Administrative Agent receives notice from the L/C Provider of such drawing under such Letter of Credit. Such Investors shall make the amount of such Advances available to the Administrative Agent in immediately available funds not later than 3:00 p.m. (New York time) on such Borrowing date and the proceeds of such Advances shall be immediately made available by the Administrative Agent to the L/C Provider for application to the reimbursement of such drawing; provided that after giving effect thereto, (i) the related Investor Group Principal Amount would not exceed the related Maximum Investor Group Principal Amount and (ii) the Series 2007-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2007-1 Class A-1 Maximum Principal Amount.

(b) The Co-Issuers’ obligations under Section 2.08(a) shall be absolute and unconditional, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances and irrespective of (i) any setoff, counterclaim or defense to payment that the Co-Issuers may have or have had against the L/C Provider, the L/C Issuing Bank, any beneficiary of a Letter of Credit or any other Person, (ii) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (iii) payment by the L/C Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) payment by the L/C Issuing Bank under a Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under the Bankruptcy Code or any other liquidation, conservatorship, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of any jurisdictions or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, any Co-Issuer’s obligations hereunder. The Co-Issuers also agree that the L/C Provider and the L/C Issuing Bank shall not be responsible for, and the Co-Issuers’ Reimbursement Obligations under Section 2.08(a) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Co-Issuers and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Co-Issuers against any beneficiary of such Letter of Credit or any such transferee. Neither the L/C Provider nor the L/C Issuing Bank shall be liable for any error, omission, interruption, loss or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Co-Issuers to the extent permitted by applicable law) caused by errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the L/C Provider or the L/C Issuing Bank, as the case may be. The Co-Issuers agree that any action taken or omitted by the L/C Provider or the L/C Issuing Bank, as the case may be, under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the UCC of the State of New York, shall be binding on the Co-Issuers and shall not result in any liability of the L/C Provider or the L/C Issuing Bank to the Co-Issuers. As between the Co-Issuers and the L/C Issuing Bank, the Co-Issuers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit. In furtherance of the foregoing and without limiting the generality thereof, the Co-Issuers agree with the L/C Issuing Bank that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(c) If any draft shall be presented for payment under any Letter of Credit, the L/C Provider shall promptly notify the Co-Issuers and the Administrative Agent of the date and amount thereof (and, in the case of any Permitted Foreign Currency Letter of Credit, the Dollar Equivalent Amount of such draft). The responsibility of the applicable L/C Issuing Bank to the Co-Issuers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit and, in paying such draft, such L/C Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of any Person(s) executing or delivering any such document.

SECTION 2.09 L/C Participations.

(a) The L/C Provider irrevocably agrees to grant and hereby grants to each Committed Note Purchaser, and, to induce the L/C Provider to provide Letters of Credit hereunder (and, if the L/C Provider is not the L/C Issuing Bank for any Letter of Credit, to induce the L/C Provider to agree to reimburse such L/C Issuing Bank for any payment of any drafts presented thereunder), each Committed Note Purchaser irrevocably and unconditionally agrees to accept and purchase and hereby accepts and purchases from the L/C Provider, on the terms and conditions set forth below, for such Committed Note Purchaser’s own account and risk an undivided interest equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Provider’s obligations and rights under and in respect of each Letter of Credit provided hereunder and the L/C Reimbursement Amount with respect to each draft paid or reimbursed by the L/C Provider in connection therewith. Each Committed Note Purchaser unconditionally and irrevocably agrees with the L/C Provider that, if a draft is paid under any Letter of Credit for which the L/C Provider is not paid in full by the Co-Issuers in accordance with the terms of this Agreement, such Committed Note Purchaser shall pay to the Administrative Agent upon demand of the L/C Provider an amount equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Reimbursement Amount with respect to such draft, or any part thereof, that is not so paid; provided that after giving effect thereto, (i) the related Investor Group Principal Amount would not exceed the related Maximum Investor Group Principal Amount and (ii) the Series 2007-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2007-1 Class A-1 Maximum Principal Amount. The Administrative Agent shall promptly forward such amounts to the L/C Provider.

(b) If any amount required to be paid by any Committed Note Purchaser to the Administrative Agent for forwarding to the L/C Provider pursuant to Section 2.09(a) in respect of any unreimbursed portion of any payment made or reimbursed by the L/C Provider under any Letter of Credit is paid to the Administrative Agent for forwarding to the L/C Provider within three Business Days after the date such payment is due, such Committed Note Purchaser shall pay to the Administrative Agent for forwarding to the L/C Provider on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the L/C Provider, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Committed Note Purchaser pursuant to Section 2.09(a) is not made available to the Administrative Agent for forwarding to the L/C Provider by such Committed Note Purchaser within three Business Days after the date such payment is due, the L/C Provider shall be entitled to recover from such Committed Note Purchaser, on demand, such amount with interest thereon calculated from such due date at the Base Rate. A certificate of the L/C Provider submitted to any Committed Note Purchaser with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. Such amounts payable under this Section 2.09(b) shall be paid without any deduction for any withholding taxes.

(c) Whenever, at any time after payment has been made under any Letter of Credit and the L/C Provider has received from any Committed Note Purchaser its pro rata share of such payment in accordance with Section 2.09(a), the Administrative Agent or the L/C Provider receives any payment related to such Letter of Credit (whether directly from the Co-Issuers or otherwise, including proceeds of collateral applied thereto by the L/C Provider), or any payment of interest on account thereof, the Administrative Agent or the L/C Provider, as the case may be, will distribute to such Committed Note Purchaser its pro rata share thereof; provided, however, that in the event that any such payment received by the Administrative Agent or the L/C Provider, as the case may be, shall be required to be returned by the Administrative Agent or the L/C Provider, such Committed Note Purchaser shall return to the Administrative Agent for the account of the L/C Provider the portion thereof previously distributed by the Administrative Agent or the L/C Provider, as the case may be, to it.

(d) Each Committed Note Purchaser’s obligation to make the Advances referred to in Section 2.08(a) and to pay its pro rata share of any unreimbursed draft pursuant to Section 2.09(a) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Committed Note Purchaser or the Co-Issuers may have against the L/C Provider, any L/C Issuing Bank, the Co-Issuers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Letter of Credit was issued; (iii) an adverse change in the condition (financial or otherwise) of the Co-Issuers; (iv) any breach of this Agreement or any other Indenture Document by any Co-Issuer or any other Person; (v) any amendment, renewal or extension of any Letter of Credit in compliance with this Agreement or with the terms of such Letter of Credit, as applicable; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

ARTICLE III

INTEREST AND FEES

SECTION 3.01 Interest.

(a) Each Advance funded or maintained by a Conduit Investor through the issuance of Commercial Paper shall bear interest at the CP Rate applicable to such Conduit Investor. Each Advance funded or maintained either by a Conduit Investor through means other than the issuance of Commercial Paper or by a Committed Note Purchaser or a Program Support Provider shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance for any Eurodollar Interest Period, the Eurodollar Rate applicable to such Eurodollar Interest Period for such Advance, in each case except as otherwise provided in the definition of Eurodollar Interest Period or in Section 3.03 or 3.04. By (x) 11:00 a.m. (New York time) on the second Business Day preceding each Accounting Date, each

Funding Agent shall notify the Administrative Agent of the applicable CP Rate for each Advance made by its Investor Group that was funded or maintained through the issuance of Commercial Paper and is outstanding during all or any portion of the Interest Period ending immediately prior to such Accounting Date and (y) 3:00 p.m. on such date, the Administrative Agent shall notify the Co-Issuers, the Master Servicer and the Funding Agents of such applicable CP Rate and of the applicable interest rate for each other Advance for such Interest Period.

(b) With respect to any Advance (other than one funded or maintained by a Conduit Investor through the issuance of Commercial Paper), so long no Rapid Amortization Period or Event of Default has commenced and is continuing, the Co-Issuers may elect that such Advance bear interest at the Eurodollar Rate for any Eurodollar Interest Period while such Advance is outstanding to the extent provided in Section 3.01(a) by giving notice thereof to the Funding Agents and the Administrative Agent prior to 12:00 p.m. (New York time) on the date which is three Eurodollar Business Days prior to the commencement of such Eurodollar Interest Period. If such notice is not given in a timely manner, such Advance shall bear interest at the Base Rate. Each such conversion to or continuation of Eurodollar Advances for a new Eurodollar Interest Period in accordance with this Section 3.01(b) shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof.

(c) Any outstanding Swingline Loans and Unreimbursed L/C Drawings shall bear interest at the Base Rate. By (x) 11:00 a.m. (New York time) on the second Business Day preceding each Accounting Date, the Swingline Lender shall notify the Administrative Agent in reasonable detail of the amount of interest accrued on any Swingline Loans during the Interest Period ending on such date and the L/C Provider shall notify the Administrative Agent in reasonable detail of the amount of interest accrued on any Unreimbursed L/C Drawings during such Interest Period and the amount of fees accrued on any Undrawn L/C Face Amounts during such Interest Period and (y) 3:00 p.m. on such date, the Administrative Agent shall notify the Co-Issuers and the Master Servicer of the amount of such accrued interest and fees as set forth in such notices.

(d) All accrued interest pursuant to Section 3.01(a) or (c) shall be due and payable in arrears on each Quarterly Payment Date in accordance with the applicable provisions of the Indenture.

(e) In addition, under the circumstances set forth in Section 3.4 of the Series 2007-1 Supplement, the Co-Issuers shall jointly and severally pay contingent additional interest in respect of the Series 2007-1 Class A-1 Outstanding Principal Amount in an amount equal to the Series 2007-1 Class A-1 Quarterly Contingent Additional Interest payable pursuant to such Section 3.4.

(f) All computations of interest at the CP Rate and the Eurodollar Rate, all computations of Series 2007-1 Class A-1 Quarterly Contingent Additional Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of interest at the Base Rate and all computations of Series 2007-1 Class A-1 Quarterly Contingent Additional Interest accruing on any Base Rate Advances shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed. Whenever any payment of interest, principal or fees hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest owed. Interest shall accrue on each Advance, Swingline Loan and Unreimbursed L/C Drawing from and including the day on which it is made to but excluding the date of repayment thereof.

SECTION 3.02 Fees.

(a) The Co-Issuers jointly and severally shall pay to the Administrative Agent for its own account an annual fee, payable quarterly in advance in the amounts set forth in the Series 2007-1 Class A-1 Fee Letter on the Series 2007-1 Closing Date and on each Quarterly Payment Date thereafter (collectively, the “Administrative Agent Fees”).

(b) On each Quarterly Payment Date on or prior to the Commitment Termination Date, the Co-Issuers jointly and severally shall, in accordance with Section 4.01, pay to each Funding Agent, for the account of the related Committed Note Purchaser(s), undrawn commitment fees (the “Undrawn Commitment Fees”) equal to the Undrawn Commitment Fee Rate per annum of the related Investor Group’s Commitment Percentage of the daily average amount by which (i) the aggregate Commitment Amounts exceed (ii) the sum of (x) the aggregate principal amount outstanding of all Advances plus (y) all L/C Obligations then outstanding during the related Interest Period, payable in arrears in accordance with the applicable provisions of the Indenture. For the avoidance of doubt, for purposes of calculating the Undrawn Commitment Fees only, no portion of the Commitments shall be deemed drawn as a result of any outstanding Swingline Loans.

(c) The Co-Issuers jointly and severally shall pay the fees required pursuant to Section 2.07 in respect of Letters of Credit.

(d) All fees payable pursuant to this Section 3.02 shall be calculated in accordance with Section 3.01(f) and paid on the date due in accordance with the applicable provisions of the Indenture. Once paid, all fees shall be nonrefundable under all circumstances.

SECTION 3.03 Eurodollar Lending Unlawful. If any Investor or Program Support Provider shall determine that any Change in Law makes it unlawful, or any Official Body asserts that it is unlawful, for any such Person to fund or maintain any Advance as a Eurodollar Advance, the obligation of such Person to fund or maintain any such Advance as a Eurodollar Advance shall, upon such determination, forthwith be suspended until such Person shall notify the Administrative Agent, the related Funding Agent and the Co-Issuers that the circumstances causing such suspension no longer exist, and all then outstanding Eurodollar Advances of such Person shall be automatically converted into Base Rate Advances at the end of the then current Eurodollar Interest Period with respect thereto or sooner, if required by such law or assertion.

SECTION 3.04 Deposits Unavailable. If the Administrative Agent shall have determined that:

(a) by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the interest rate applicable hereunder to the Eurodollar Advances; or

(b) with respect to any interest rate otherwise applicable hereunder to any Eurodollar Advances the Eurodollar Interest Period for which has not then commenced, Investor Groups holding in the aggregate more than 50% of the Eurodollar Advances have determined that such interest rate will not adequately and fairly reflect the cost to them of funding, agreeing to fund or maintaining such Eurodollar Advances for such Eurodollar Interest Period, then, upon notice from the Administrative Agent to the Funding Agents and the Co-Issuers, the obligations of the Investors to fund or maintain any Advance as a Eurodollar Advance after the end of the then current Eurodollar Interest Period, if any, with respect thereto shall forthwith be suspended until the Administrative Agent has notified the Funding Agents and the Co-Issuers that the circumstances causing such suspension no longer exist.

SECTION 3.05 Increased Costs, etc. The Co-Issuers jointly and severally agree to reimburse each Investor and any Program Support Provider (each, an “Affected Person”, which term, for purposes of Sections 3.07 and 3.08, shall also include the Swingline Lender and the L/C Issuing Bank) for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Affected Person, including reductions in the rate of return on such Affected Person’s capital, in respect of funding or maintaining (or of its obligation to fund or maintain) any Advances as Eurodollar Advances that arise in connection with any Changes in Law, except for such Changes in Law with respect to increased capital costs and taxes which are governed by Sections 3.07 and 3.08, respectively (whether or not amounts are payable thereunder in respect thereof). Each such demand shall be provided to the related Funding Agent and the Co-Issuers in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Affected Person for such increased cost or reduced amount or return. Such additional amounts (“Increased Costs”) shall be payable by the Co-Issuers to such Funding Agent and by such Funding Agent directly to such Affected Person on or before 15 days after the Co-Issuers’ receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers.

SECTION 3.06 Funding Losses. In the event any Affected Person shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any portion of the principal amount of any Advance as a Eurodollar Advance) as a result of:

(a) any conversion, repayment, prepayment or redemption (for any reason, including, without limitation, as a result of any Decrease, the acceleration of the maturity of such Eurodollar Advance) of the principal amount of any Eurodollar Advance on a date other than the scheduled last day of the Eurodollar Interest Period applicable thereto;

(b) any Advance not being funded or maintained as a Eurodollar Advance after a request therefor has been made in accordance with the terms contained herein (for a reason other than the failure of such Affected Person to make an Advance after all conditions thereto have been met); or

(c) any failure of the Co-Issuers to make a Decrease, prepayment or redemption with respect to any Eurodollar Advance after giving notice thereof pursuant to the applicable provisions of the Series 2007-1 Supplement;

then, upon the written notice of any Affected Person to the related Funding Agent and the Co-Issuers, the Co-Issuers jointly and severally shall pay to such Funding Agent and such Funding Agent shall pay directly to such Affected Person, on or before 15 days after its receipt thereof, such amount (“Breakage Amount” or “Series 2007-1 Class A-1 Breakage Amount”) as will (in the reasonable determination of such Affected Person) reimburse such Affected Person for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers.

SECTION 3.07 Increased Capital Costs. If any Change in Law affects or would affect the amount of capital required to be maintained by any Affected Person or any Person controlling such Affected Person and such Affected Person determines that the rate of return on its or such controlling Person’s capital as a consequence of its commitment or the Advances, Swingline Loans or Letters of Credit made or issued by such Affected Person is reduced to a level below that which such Affected Person or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Affected Person (or in the case of an L/C Issuing Bank, by the L/C Provider) to the related Funding Agent and the Co-Issuers (or, in the case of the Swingline Lender or the L/C Provider, to the Co-Issuers), the Co-Issuers jointly and severally shall pay to such Funding Agent (or, in the case of the Swingline Lender or the L/C Provider, directly to such Person) and such Funding Agent shall pay to such Affected Person, on or before 15 days after the Co-Issuers’ receipt of such notice, such amounts (“Increased Capital Costs”) as will be sufficient to compensate such Affected Person or such controlling Person for such reduction in rate of return. A statement of such Affected Person as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on the Co-Issuers. In determining such additional amount, such Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions.

SECTION 3.08 Taxes

(a) Except as otherwise required by law, all payments by the Co-Issuers of principal of, and interest on, the Advances, the Swingline Loans and the L/C Obligations and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction or withholding for or on account of any present or future income, excise, documentary, property, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority including all interest, penalties or additions to tax and other liabilities with respect thereto (all such taxes, fees, duties, withholdings and other charges, and including all interest, penalties or additions to tax and other liabilities with respect thereto, being called “Class A-1 Taxes”), but excluding in the case of any Affected Person (i) net income, franchise (imposed in lieu of net income) or similar Class A-1 Taxes (and including branch profits or alternative minimum Class A-1 Taxes) imposed or levied on the Affected Person as a result of a connection between the Affected Person and the jurisdiction of the governmental authority imposing such Class A-1 Taxes or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Affected Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Related Document) and (ii) with respect to any Affected Person organized under the laws of a jurisdiction other than the United States or any state of the United States (“Foreign Affected Person”), any withholding tax that is imposed on amounts payable to the Foreign Affected Person at the time the Foreign Affected Person becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Affected Person (or its assignor, if any) was already entitled, at the time of the designation of the new lending office (or assignment), to receive additional amounts from the Co-Issuers with respect to withholding tax (such Class A-1 Taxes not excluded by (i) and (ii) above being called “Non-Excluded Taxes”). If any Class A-1 Taxes are imposed and required by law to be deducted from any amount payable by the Co-Issuers hereunder, then (x) if such Class A-1 Taxes are Non-Excluded Taxes, the amount of the payment shall be increased so that such payment is made, after withholding or deduction for or on account of such Non-Excluded Taxes, in an amount that is not less than the amount provided for hereunder and (y) the Co-Issuers shall withhold the amount of such Class A-1 Taxes from such payment (as increased, if applicable, pursuant to the preceding clause (x)) and shall pay such amount to the taxing authority imposing such Class A-1 Taxes in accordance with applicable law.

(b) Moreover, if any Non-Excluded Taxes are directly asserted against any Affected Person or its agent with respect to any payment received by such Affected Person or its agent from the Co-Issuers or otherwise in respect of any Related Document or the transactions contemplated therein, such Affected Person or its agent may pay such Non-Excluded Taxes and the Co-Issuers will jointly and severally, on or before 15 days after any Co-Issuer’s receipt of written notice stating the amount of such Non-Excluded Taxes (including the calculation thereof in reasonable detail), pay such additional amounts (collectively, “Increased Tax Costs,” which term shall include all amounts payable by or on behalf of any Co-Issuer pursuant to this Section 3.08) as is necessary in order that the net amount received by such Affected Person or agent after the payment of such Non-Excluded Taxes (including any Non-Excluded Taxes on such additional amount) shall equal the amount such Person would have received had no such Non-Excluded Taxes been asserted.

(c) As promptly as practicable after the payment of any Class A-1 Taxes, and in any event within thirty (30) days of any such payment being due, the Co-Issuers shall furnish to each applicable Affected Person or its agents a certified copy of an official receipt (or other documentary evidence satisfactory to such Affected Person and agents) evidencing the payment of such Class A-1 Taxes. If the Co-Issuers fail to pay any Class A-1 Taxes when due to the appropriate taxing authority or fail to remit to the Affected Persons or their agents the required receipts (or such other documentary evidence), the Co-Issuers shall jointly and severally indemnify each Affected Person and its agents for any incremental Class A-1 Taxes that may become payable by any such Affected Person or its agents as a result of any such failure to the extent such amounts were previously not paid to such Affected Person. For purposes of this Section 3.08, a distribution hereunder by the agent for the relevant Affected Person shall be deemed a payment by the Co-Issuers.

(d) Each Affected Person (other than any Affected Person that is not a Foreign Affected Person and is a corporation for federal tax purposes whose name contains any of the following: Incorporated, Inc., Corporation, Corp., P.C., Insurance Company, Reinsurance Company or Assurance Company) on or prior to the date it becomes a party to this Agreement (from time to time thereafter as soon as practicable after the obsolescence and prior to the date of expiration or invalidity of any form or document previously delivered) and to the extent permissible under then current law, shall deliver to any Co-Issuer (or to more than one Co-Issuer, as the Co-Issuers may reasonably request), a United States Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-9, as applicable, or applicable successor form, or such other forms or documents (or successor forms or documents), appropriately completed and executed, as may be applicable to establish the extent to which a payment to such Affected Person is exempt from withholding or deduction of United States federal withholding taxes. The Co-Issuers shall not be required to pay any increased amount under Section 3.08(a) or Section 3.08(b) to an Affected Person in respect of the withholding or deduction of United States federal withholding taxes imposed as the result of the failure of such Affected Person to comply with the requirements set forth in this Section 3.08(d). The Co-Issuers may rely on any form or document provided pursuant to this Section 3.08(d) until notified otherwise by the Affected Person that delivered such form or document.

(e) If an Affected Person determines, in its sole discretion, that it has received a refund of any Non-Excluded Taxes as to which it has been indemnified pursuant to this Section 3.08 or as to which it has been paid additional amounts pursuant to this Section 3.08, it shall promptly notify a Co-Issuer in writing of such refund and shall, within 30 days after receipt of a written request from the Co-Issuers, pay over such refund to a Co-Issuer (but only to the extent of indemnity payments made or additional amounts paid to such Affected Person under this Section 3.08 with respect to the Non-Excluded Taxes giving rise to such refund), net of all out-of-pocket expenses (including the net amount of Taxes, if any, imposed on or with respect to such refund or payment) of the Affected Person and without interest (other than any interest paid by the relevant taxing authority that is directly attributable to such refund of such Non-Excluded Taxes); provided that the Co-Issuers, immediately upon the request of the Affected Person to any Co-Issuer (which request shall include a calculation in reasonable detail of the amount to be repaid), agree to repay the amount of the refund (and any applicable interest) (plus any penalties, interest or other charges imposed by the relevant taxing authority with respect to such amount) to the Affected Person in the event the Affected Person or any other Person is required to repay such refund to such taxing authority. This Section 3.08 shall not be construed to require the Affected Person to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Co-Issuers or any other Person.

SECTION 3.09 Change of Lending Office. Each Committed Note Purchaser agrees that, upon the occurrence of any event giving rise to the operation of Section 3.05 or 3.07 or the payment of additional amounts to it under Section 3.08(a) or (b) with respect to such Committed Note Purchaser, it will, if requested by the Co-Issuers, use reasonable efforts (subject to overall policy considerations of such Committed Note Purchaser) to designate another lending office for any Advances affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Committed Note Purchaser, cause such Committed Note Purchaser and its lending office(s) or its related Conduit Investor to suffer no economic, legal or regulatory disadvantage; provided further that nothing in this Section shall affect or postpone any of the obligations of the Co-Issuers or the rights of any Committed Note Purchaser pursuant to Section 3.05, 3.07 and 3.08.

ARTICLE IV

OTHER PAYMENT TERMS

SECTION 4.01 Time and Method of Payment. Except as otherwise provided in Section 4.02, all amounts payable to any Funding Agent or Investor hereunder or with respect to the Series 2007-1 Class A-1 Advance Notes shall be made to the Administrative Agent for the benefit of the applicable Person, by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York time) on the date due. The Administrative Agent will promptly distribute to the applicable Funding Agent for the benefit of the applicable Person, or upon the order of the applicable Funding Agent for the benefit of the applicable Person, its pro rata share (or other applicable share as provided herein) of such payment by wire transfer in like funds as received. Except as otherwise provided in Section 4.02, all amounts payable to the Swingline Lender or the L/C Provider hereunder or with respect to the Swingline Loans and L/C Obligations shall be made to or upon the order of the Swingline Lender or the L/C Provider, respectively, by wire transfer of immediately available funds in Dollars not later than 3:00 p.m. (New York time) on the date due. Any funds received after that time will be deemed to have been received on the next Business Day. The Co-Issuers’ obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Co-Issuers to the Administrative Agent as provided herein or by the Trustee in accordance with Section 4.02 whether or not such funds are properly applied by such Administrative Agent or by the Trustee. The Administrative Agent’s obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Administrative Agent to the applicable Funding Agent as provided herein whether or not such funds are properly applied by such Funding Agent.

SECTION 4.02 Order of Distributions. Any amounts deposited into the Series 2007-1 Class A-1 Distribution Account in respect of accrued interest, letter of credit fees or undrawn commitment fees shall be distributed by the Trustee or the Paying Agent, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2007-1 Class A-1 Noteholders of record on the applicable Record Date, ratably in proportion to the respective amounts due to such payees at each applicable level of the Priority of Payments in accordance with the Monthly Master Servicer’s Certificate, the applicable written report provided to the Trustee under the Series 2007-1 Supplement or as provided in Section 3.3(b) of the Series 2007-1 Supplement. Any amounts deposited into the Series 2007-1 Class A-1 Distribution Account in respect of outstanding principal or face amounts shall be distributed by the Trustee or the Paying Agent, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2007-1 Class A-1 Noteholders of record on the applicable Record Date, in the following order of priority in accordance with the Monthly Master Servicer’s Certificate, the applicable written report provided to the Trustee under the Series 2007-1 Supplement or as provided in Section 3.3(b) of the Series 2007-1 Supplement: first, to the Swingline Lender and the L/C Provider in respect of outstanding Swingline Loans and Unreimbursed L/C Drawings, ratably in proportion to the respective amounts due to such payees; second, to the other Series 2007-1 Class A-1 Noteholders in respect of their outstanding Advances, ratably in proportion thereto; and, third, any balance remaining of such amounts (up to an aggregate amount not to exceed the amount of any then Undrawn L/C Face Amounts) shall be paid to the L/C Provider, to be deposited by the L/C Provider into a cash collateral account in the name of the L/C Provider in accordance with Section 4.03. Any amounts distributed to the Administrative Agent pursuant to the Priority of Payments in respect of any other amounts shall be distributed by the Administrative Agent in accordance with Section 4.01 on the date such amounts are due and payable hereunder to the applicable Series 2007-1 Class A-1 Noteholders and/or the Administrative Agent for its own account, as applicable, ratably in proportion to the respective aggregate of such amounts due to such payees.

SECTION 4.03 L/C Cash Collateral. All amounts to be deposited in a cash collateral account pursuant to Section 4.02 shall be held by the L/C Provider as collateral to secure the Co-Issuers’ Reimbursement Obligations with respect to any outstanding Letters of Credit. The L/C Provider shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposit in Permitted Investments, which investments shall be made at the written direction, and at the risk and expense of, of the Master Issuer (provided that if an Event of Default has occurred and is continuing, such investments shall be made solely at the option and sole discretion of the L/C Provider), such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account and all Taxes on such amounts shall be payable by the Co-Issuers. Moneys in such account shall automatically be applied by such L/C Provider to reimburse it for any Unreimbursed L/C Drawings. Upon expiration of all then outstanding Letters of Credit and payment in full of all Unreimbursed L/C Drawings, any balance remaining in such account shall be paid over (i) if the Base Indenture and any Series Supplement remains in effect, to the Trustee to be deposited into the Collection Account and distributed in accordance with the terms of the Base Indenture and (ii) otherwise to the Master Issuer.

ARTICLE V

THE ADMINISTRATIVE AGENT AND THE FUNDING AGENTS

SECTION 5.01 Authorization and Action of the Administrative Agent. Each of the Lender Parties and the Funding Agents hereby designates and appoints Lehman Commercial Paper Inc. as the Administrative Agent hereunder, and hereby authorizes the Administrative Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender Party or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the Lender Parties and the Funding Agents and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Co-Issuers or any of its successors or assigns. The Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Administrative Agent hereunder shall terminate upon the indefeasible payment in full of the Series 2007-1 Class A-1 Notes and all other amounts owed by the Co-Issuers hereunder to the Administrative Agent, the Investor Groups, the Swingline Lender and the L/C Provider (the “Aggregate Unpaids”) and termination in full of all Commitments and the Swingline Commitment and the L/C Commitment.

SECTION 5.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

SECTION 5.03 Exculpatory Provisions. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to any Lender Party or any Funding Agent for any recitals, statements, representations or warranties made by the Co-Issuers contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of any Co-Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. The Administrative Agent shall not be under any obligation to any Investor or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Co-Issuers. The Administrative Agent shall not be deemed to have knowledge of any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default unless the Administrative Agent has received notice of such event from any Co-Issuer, any Lender Party or any Funding Agent.

SECTION 5.04 Reliance. The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of any Lender Party or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Lender Party or any Funding Agent; provided that unless and until the Administrative Agent shall have received such advice, the Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of the Lender Parties and the Funding Agents. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of (i) Investor Groups holding more than 75% of the Commitments if any one Investor Group holds more than 50% of the Commitments or (ii) Investor Groups holding more than 50% of the Commitments if no one Investor Group holds more than 50% of the Commitments, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lender Parties and the Funding Agents.

SECTION 5.05 Non-Reliance on the Administrative Agent and Other Purchasers. Each of the Lender Parties and the Funding Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each of the Lender Parties and the Funding Agents represents and warrants to the Administrative Agent that it has and will, independently and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement.

SECTION 5.06 The Administrative Agent in its Individual Capacity. The Administrative Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Co-Issuers or any Affiliate of the Co-Issuers as though the Administrative Agent were not the Administrative Agent hereunder.

SECTION 5.07 Successor Administrative Agent. The Administrative Agent may, upon 30 days notice to the Co-Issuers and each of the Lender Parties and the Funding Agents, and the Administrative Agent will, upon the direction of Investor Groups holding (i) more than 75% of the Commitments or (ii) if any material default has occurred with respect to the obligations of the Administrative Agent set forth in Section 2.09, 4.01 or 4.02, at least 25% of the Commitments, resign as Administrative Agent. If the Administrative Agent shall resign, then the (i) Investor Groups holding more than 75% of the Commitments or (ii) if any material default has occurred with respect to the obligations of the Administrative Agent set forth in Section 2.09, 4.01 or 4.02, the non-defaulting Investor Groups holding at least 25% of the Commitments, during such 30 day period, shall appoint an Affiliate of a member of the Investor Groups as a successor agent, subject to the consent of (i) the Co-Issuers at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld) and (ii) the Series 2007-1 Class A Lead Insurer at all times other than while an Insurer Default has occurred and is continuing with respect to each Series 2007-1 Class A Insurer or no Series 2007-1 Class A Policy is in effect (which consent of the Series 2007-1 Class A Lead Insurer shall not be unreasonably withheld). If for any reason no successor Administrative Agent is appointed by the Investor Groups during such 30 day period, then effective upon the expiration of such 30 day period, the Co-Issuers shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and for all purposes shall deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, until such time, if any, as a successor agent is appointed as provided above, and the Co-Issuers shall instruct the Trustee in writing accordingly. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

SECTION 5.08 Authorization and Action of Funding Agents. Each Investor is hereby deemed to have designated and appointed its related Funding Agent set forth next to such Investor’s name on Schedule I (or identified as such Investor’s Funding Agent pursuant to any applicable Assignment and Assumption Agreement or Investor Group Supplement) as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Investor Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Investor Group and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Co-Issuers, any of their successors or assigns or any other Person. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Funding Agents hereunder shall terminate upon the indefeasible payment in full of the Aggregate Unpaids of the Investor Groups and the termination in full of all the Commitments.

SECTION 5.09 Delegation of Duties. Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

SECTION 5.10 Exculpatory Provisions. Each Funding Agent and any of its directors, officers, agents or employees shall not be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to the related Investor Group for any recitals, statements, representations or warranties made by the Co-Issuers contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Co-Issuers to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. Each Funding Agent shall not be under any obligation to the related Investor Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Co-Issuers. Each Funding Agent shall not be deemed to have knowledge of any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default unless such Funding Agent has received notice of such event from any Co-Issuer or any member of the related Investor Group.

SECTION 5.11 Reliance. Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of the Administrative Agent and legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Investor Group as it deems appropriate or it shall first be indemnified to its satisfaction by the related Investor Group; provided that unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the related Investor Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Investor Group and such request and any action taken or failure to act pursuant thereto shall be binding upon the related Investor Group.

SECTION 5.12 Non-Reliance on the Funding Agent and Other Purchasers. The related Investor Group expressly acknowledges that its Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has not made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by such Funding Agent. The related Investor Group represents and warrants to such Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement.

SECTION 5.13 The Funding Agent in its Individual Capacity. Each Funding Agent and any of its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Co-Issuers or any Affiliate of the Co-Issuers as though such Funding Agent were not a Funding Agent hereunder.

SECTION 5.14 Successor Funding Agent. Each Funding Agent will, upon the direction of the related Investor Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Investor Group shall appoint an Affiliate of a member of the related Investor Group as a successor agent (it being understood that such resignation shall not be effective until such successor is appointed). After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth herein, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

SECTION 6.01 The Co-Issuers. The Co-Issuers jointly and severally represent and warrant to each Lender Party that:

(a) each of its representations and warranties in the Indenture and the other Related Documents (other than a Related Document relating solely to a Series of Notes other than the Series 2007-1 Notes) is true and correct in all material respects;

(b) no Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default has occurred and is continuing;

(c) neither they nor or any of their Affiliates, have, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Series 2007-1 Class A-1 Notes under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided that no representation or warranty is made with respect to the Lender Parties and their Affiliates; and none of the Co-Issuers nor any of their Affiliates has entered into any contractual arrangement with respect to the distribution of the Series 2007-1 Class A-1 Notes, except for this Agreement and the other Related Documents, and the Co-Issuers will not enter into any such arrangement;

(d) neither they nor any of their Affiliates (other than the Lender Parties in connection with the transactions contemplated by this Agreement about which no representation is made by the Co-Issuers) have, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Series 2007-1 Class A-1 Notes in a manner that would require the registration of the Series 2007-1 Class A-1 Notes under Section 4(2) or Rule 144A of the Securities Act or under the Investment Company Act;

(e) neither they nor any of their Affiliates have not taken and will not take any action prohibited by Regulation M under the Exchange Act, in connection with the offering of the Series 2007-1 Class A-1 Notes;

(f) assuming each Lender Party is not purchasing with a view toward further distribution and there has been no general solicitation or general advertising within the meaning of Section 502(c) of Regulation D under the Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) by the Lender Parties or their Affiliates, and further assuming that the representations and warranties of each Lender Party set forth in Section 6.03 of this Agreement and the representations and warranties of the Initial Purchasers in Section 2 of the Series 2007-1 Class A-2/M-1 Note Purchase Agreement are true and correct, the offer and sale of the Series 2007-1 Class A-1 Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and the Base Indenture is not required to be qualified under the Trust Indenture Act; and

(g) each Co-Issuer has furnished to the Administrative Agent true, accurate and complete copies of all other Related Documents (excluding Series Supplements and other Related Documents relating solely to a Series of Notes other than the Series 2007-1 Notes) to which it is a party as of the Series 2007-1 Closing Date, all of which Related Documents are in full force and effect as of the Series 2007-1 Closing Date and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date, other than such amendments, modifications or waivers about which the Co-Issuers have informed each Funding Agent, the Swingline Lender and the L/C Provider.

SECTION 6.02 Master Servicer. The Master Servicer represents and warrants to each Lender Party that:

(a) each representation and warranty made by it in each Related Document (other than a Related Document relating solely to a Series of Notes other than the Series 2007-1 Notes and other than any representation or warranty in [Section 4.1(i) of any Contribution Agreement] or Article V of the Master Servicing Agreement) to which it is a party (including any representations and warranties made by it as Master Servicer) is true and correct in all material respects as of the date originally made, as of the date hereof and as of the Series 2007-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(b) the audited combined balance sheet of Holdco and its Subsidiaries as of December 31, 2006 and the related consolidated statements of income, stockholders equity and cash flows for fiscal year ended December 31, 2006 have been prepared in accordance with GAAP and present fairly the financial position of Holdco and its Subsidiaries as of the date thereof and the results of their operations and their cash flows for the periods covered thereby.

SECTION 6.03 Lender Parties. Each of the Lender Parties represents and warrants to the Co-Issuers and the Master Servicer as of the date hereof (or, in the case of a successor or assign of an Investor, as of the subsequent date on which such successor or assign shall become a party hereto) that:

(a) it has had an opportunity to discuss the Co-Issuers’ and the Master Servicer’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Master Servicer and their respective representatives;

(b) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2007-1 Class A-1 Notes;

(c) it is purchasing the Series 2007-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in subsection (b) and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2007-1 Class A-1 Notes;

(d) it understands that (i) the Series 2007-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2007-1 Class A-1 Notes, (iii) any transferee must be a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.4 of the Series 2007-1 Supplement and Section 9.03 or 9.17, as applicable, of this Agreement;

(e) it will comply with the requirements of paragraph (d) above in connection with any transfer by it of the Series 2007-1 Class A-1 Notes;

(f) it understands that the Series 2007-1 Class A-1 Notes will bear the legend set out in the form of Series 2007-1 Class A-1 Notes attached to the Series 2007-1 Supplement and be subject to the restrictions on transfer described in such legend; and

(g) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2007-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs.

ARTICLE VII

CONDITIONS

SECTION 7.01 Conditions to Purchase and Effectiveness. Each Lender Party will have no obligation to purchase the Series 2007-1 Class A-1 Notes hereunder on the Series 2007-1 Closing Date, and the Commitments, the Swingline Commitment and the L/C Commitment will not become effective, unless:

(a) the Base Indenture, the Series 2007-1 Supplement, the Global G&C Agreement, the Series 2007-1 Class A-1 VFN Fee Letter and the other Related Documents shall be in full force and effect;

(b) each Series 2007-1 Class A Policy shall have been executed and delivered to the Trustee and shall be in full force and effect;

(c) on the Series 2007-1 Closing Date, each Investor shall have received a letter, in form and substance reasonably satisfactory to it, from each of Moody’s and S&P stating that a long-term rating of “Aaa” (in the case of Moody’s) and “AAA” (in the case of S&P) has been assigned to the Series 2007-1 Class A-1 Notes;

(d) each Lender Party shall have received opinions of counsel from Ropes & Gray LLP, counsel to the Co-Issuers, the Guarantors and the Parent Companies (as defined in the Series 2007-1 Class A-2/M-1 Note Purchase Agreement), and such local, franchise, special and foreign counsel as the Administrative Agent shall reasonably request, dated as of the Series 2007-1 Closing Date and addressed to the Lender Parties, with respect to such matters as the Administrative Agent shall reasonably request (including, without limitation, company matters, appropriate opinions regarding non-consolidation, UCC security interest, tax and no-conflicts matters, appropriate opinions to the effect that property transferred to the respective Securitization Entities are each a “true contribution” or other absolute transfer and is not property of the bankruptcy estate of the respective transferors and, from appropriate special counsel, appropriate opinions regarding franchise law matters); and

(e) at the time of such purchase and effectiveness, the additional conditions set forth in Schedule III and all other conditions to the issuance of the Series 2007-1 Class A-1 Notes under the Indenture shall have been satisfied or waived by such Lender Party.

SECTION 7.02 Conditions to Initial Extensions of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, the initial Borrowing hereunder, and the obligations of the Swingline Lender and the L/C Provider to fund the initial Swingline Loan or provide the initial Letters of Credit hereunder, respectively, shall be subject to the satisfaction of the conditions precedent that (a) each Funding Agent shall have received a duly executed and authenticated Series 2007-1 Class A-1 Advance Note registered in its name or in such other name as shall have been directed by such Funding Agent and stating that the principal amount thereof shall not exceed the Maximum Investor Group Principal Amount of the related Investor Group, (b) each of the Swingline Lender and the L/C Provider shall have received a duly executed and authenticated Series 2007-1 Class A-1 Swingline Note or Series 2007-1 Class A-1 L/C Note, as applicable, registered in its name or in such other name as shall have been directed by it and stating that the principal amount thereof shall not exceed the Swingline Commitment or L/C Commitment, respectively, and (c) the Co-Issuers shall have paid all fees required to be paid by it on the Series 2007-1 Closing Date, including all fees required hereunder.

SECTION 7.03 Conditions to Each Extension of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, any Borrowing on any day (including the initial Borrowing but excluding any Borrowings to repay Swingline Loans or L/C Obligations pursuant to Section 2.05, 2.06 or 2.08, as applicable), and the obligations of the Swingline Lender to fund any Swingline Loan (including the initial one) and of the L/C Provider to provide any Letter of Credit (including the initial one), respectively, shall be subject to the conditions precedent that on the date of such funding or provision, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true (without regard to (x) any waiver, amendment or other modification of Section 7.03(c), (d), (e) or (f) or any definitions used therein consented to by the Control Party unless (i) Investors holding more than 75% of the Commitments if any one Investor Group holds more than 50% of the Commitments or (ii) Investors holding more than 50% of the Commitments if no one Investor Group holds more than 50% of the Commitments have consented to such waiver, amendment or other modification for purposes of this Section 7.03 or (y) any waiver, amendment or other modification of Section 7.03(a) or (b) or any definitions used therein consented to by the Control Party unless either (A) the Control Party is the Series 2007-1 Class A Lead Insurer and the Series 2007-1 Class A Lead Insurer is rated AAA by S&P and Aaa by Moody’s at the time such consent is given or (B) (i) Investors holding more than 75% of the Commitments if any one Investor Group holds more than 50% of the Commitments or (ii) Investors holding more than 50% of the Commitments if no one Investor Group holds more than 50% of the Commitments have consented to such waiver, amendment or other modification for purposes of this Section 7.03; provided, however, that if a Rapid Amortization Event has occurred and been declared by the Control Party pursuant to Section 9.1(a), (b) or (c) of the Base Indenture or if a Rapid Amortization Event has occurred pursuant to Section 9.1(d) of the Base Indenture, consent to such waiver, amendment or other modification from all Investors as well as the Control Party is required for purposes of this Section 7.03; provided further that if the proviso to Section 9.01 is applicable to such waiver, amendment or other modification, then consent to such waiver, amendment or other modification from the Persons required by such proviso shall also be required for purposes of this Section 7.03):

(a) (i) the representations and warranties of the Co-Issuers set out in this Agreement, (ii) the representations and warranties of the Master Servicer set out in this Agreement and (iii) the representations and warranties of the Co-Issuers and the Master Servicer set out in the Base Indenture and the other Related Documents (other than Series Supplements and Related Documents relating solely to a Series of Notes other than the Series 2007-1 Notes and other than any representation or warranty in [Section 4.1(i) of any Contribution Agreement] or Article V of the Master Servicing Agreement) to which each is a party, in each such case, shall be true and correct in all material respects as of the date of such funding or issuance, with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b) there shall be no Rapid Amortization Event, Default or Event of Default in existence at the time of, or after giving effect to, such funding or issuance, and no Change of Control to which the Control Party has not provided its prior written consent;

(c) the Quarterly DSCR as of the most recent Quarterly Payment Date shall be at or above 1.50 (without giving credit for any Retained Collections Contribution);

(d) in the case of any Borrowing, the Co-Issuers shall have delivered to the Administrative Agent an executed advance request in the form of Exhibit A hereto with respect to such Borrowing (each such request, an “Advance Request” or a “Series 2007-1 Class A-1 Advance Request”);

(e) all conditions to such funding or provision specified in Section 2.02, 2.03, 2.06 or 2.07, as applicable, shall have been satisfied; and

(f) each of the Series 2007-1 Class A Policies shall be in full force and effect and no Insurer Default shall have occurred and be continuing.

The giving of any notice pursuant to Section 2.03, 2.06 or 2.07, as applicable, shall constitute a representation and warranty by the Co-Issuers and the Master Servicer that all conditions precedent to such funding or provision have been satisfied.

ARTICLE VIII

COVENANTS

SECTION 8.01 Covenants. Each of the Co-Issuers, jointly and severally, and the Master Servicer, severally, covenants and agrees that, until all Aggregate Unpaids have been paid in full and all Commitments, the Swingline Commitment and the L/C Commitment have been terminated, it will:

(a) unless waived in writing by the Control Party in accordance with Section 9.7 of the Base Indenture, duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Related Document to which it is a party other than this Agreement;

(b) not, except as contemplated by Section 3.2(a) of the Base Indenture or clauses (iii) through (viii) of Section 12.1(a) of the Base Indenture, amend, modify, waive or give any approval, consent or permission under, any provision of the Base Indenture or any other Related Document to which it is a party unless any such amendment, modification, waiver or other action is in writing and made in accordance with the terms of the Base Indenture or such other Related Document, as applicable;

(c) reasonably concurrently with the time any report, notice or other document is provided to the Rating Agencies, the Series 2007-1 Class A Insurers and/or the Trustee, or caused to be provided, by the Co-Issuers or the Master Servicer under the Base Indenture (including, without limitation, under Sections 8.8, 8.9 and/or 8.11 thereof), or under the Series 2007-1 Supplement or this Agreement, provide the Administrative Agent (who shall provide a copy thereof to the Lender Parties) with a copy of such report, notice or other document; provided, however, that neither the Master Servicer nor the Co-Issuers shall have any obligation under this Section 8.01(c) to deliver to the Administrative Agent copies of any Monthly Noteholders’ Statements which relate solely to a Series of Notes other than the Series 2007-1 Notes;

(d) at any time and from time to time, following reasonable prior notice from the Administrative Agent, and during regular business hours, permit such Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at their own expense, access to the offices of the Master Servicer, the Co-Issuers and the Guarantors, (i) to examine and make copies of and abstracts from all documentation relating to the Collateral on the same terms as are provided to the Trustee under Section 8.6 of the Base Indenture, and (ii) to visit the offices and properties of the Master Servicer, the Co-Issuers and the Guarantors for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Collateral, or the administration and performance of the Base Indenture, the Series 2007-1 Supplement and the other Related Documents with any of the officers or employees of, the Master Servicer, the Co-Issuers and/or the Guarantors, as applicable, having knowledge of such matters; provided, however, that the Administrative Agent is entitled to one such visit (during which it may conduct such activities) per calendar year at the expense of the Co-Issuers; provided further that during the continuance of a Rapid Amortization Event or an Event of Default any such Person may visit and conduct such activities at any time and all such visits and activities shall be at the Co-Issuers’ expense.

(e) not take, or cause to be taken, any action, including, without limitation, acquiring any Margin Stock, that could cause the transactions contemplated by the Related Documents to fail to comply with the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof;

(f) not permit any amounts owed with respect to the Series 2007-1 Class A-1 Notes to be secured, directly or indirectly, by any Margin Stock;

(g) promptly provide such additional financial and other information with respect to the Related Documents (other than Series Supplements and Related Documents relating solely to a Series of Notes other than the Series 2007-1 Notes), the Co-Issuers, the Master Servicer or the Guarantors as the Administrative Agent may from time to time reasonably request; and

(h) deliver to the Administrative Agent (who shall provide a copy thereof to the Lender Parties), the financial statements prepared pursuant to Section 4.1 of the Base Indenture reasonably contemporaneously with the delivery of such statements under the Base Indenture.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.01 Amendments. No amendment to or waiver or other modification of any provision of this Agreement, nor consent to any departure therefrom by the Master Servicer or the Co-Issuers, shall in any event be effective unless the same shall be in writing and signed by the Master Servicer, the Co-Issuers and the Series 2007-1 Class A Lead Insurer (or, if an Insurer Default has occurred and is continuing with respect to each Series 2007-1 Class A Insurer or no Series 2007-1 Class A Policy is in effect, the Administrative Agent with the consent of (i) Investors holding more than 75% of the Commitments if any one Investor Group holds more than 50% of the Commitments or (ii) Investors holding more than 50% of the Commitments if no one Investor Group holds more than 50% of the Commitments); provided, however, that, in addition, (i) the prior written consent of each affected Investor shall be required in connection with any amendment, modification or waiver that (x) increases the amount of the Commitment of such Investor, extends the Commitment Termination Date, modifies the conditions to funding such Commitment or otherwise subjects such Investor to any increased or additional duties or obligations hereunder or in connection herewith, (y) reduces the amount or delays the timing of payment of any principal, interest, fees or other amounts payable to such Investor hereunder, or (z) would have an effect comparable to any of those set forth in Section 12.2 of the Base Indenture that require the consent of each Noteholder or each affected Noteholder; (ii) any amendment, modification or waiver that affects the rights or duties of any of the Swingline Lender, the L/C Provider, the Administrative Agent or the Funding Agents shall require the prior written consent of such affected Person; and (iii) the prior written consent of each Investor, the Swingline Lender, the L/C Provider, the Administrative Agent and each Funding Agent shall be required in connection with any amendment, modification or waiver of this Section 9.01. For purposes of any provision of any other Indenture Document relating to any vote, consent, direction or the like to be given by the Series 2007-1 Class A-1 Noteholders, such vote, consent, direction or the like shall be given by the Holders of the Series 2007-1 Class A-1 Advance Notes only and not by the Holders of any Series 2007-1 Class A-1 Swingline Notes or Series 2007-1 Class A-1 L/C Notes except to the extent that such vote, consent, direction or the like is to be given by each affected Noteholder.

SECTION 9.02 No Waiver; Remedies. Any waiver, consent or approval given by any party hereto shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement shall be deemed a waiver of any other breach or default. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.03 Binding on Successors and Assigns.

(a) This Agreement shall be binding upon, and inure to the benefit of, the Co-Issuers, the Master Servicer, the Lender Parties, the Funding Agents, the Administrative Agent and their respective successors and assigns; provided, however, that neither any of the Co-Issuers nor the Master Servicer may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of each Lender Party; provided that nothing herein shall prevent the Co-Issuers from assigning their rights (but none of their duties or liabilities) to the Trustee under the Base Indenture and the Series 2007-1 Supplement; provided further that none of the Lender Parties may transfer, pledge, assign, sell participations in or otherwise encumber its rights or obligations hereunder or in connection herewith or any interest herein except as permitted under Section 6.03, Section 9.17 and this Section 9.03. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement except as provided in Section 9.16.

(b) Notwithstanding any other provision set forth in this Agreement, each Investor may at any time grant to one or more Program Support Providers a participating interest in or lien on such Investor’s interests in the Advances made hereunder and such Program Support Provider, with respect to its participating interest, shall be entitled to the benefits granted to such Investor under this Agreement.

(c) In addition to its rights under Section 9.17, each Conduit Investor may at any time assign its rights in the Series 2007-1 Class A-1 Advance Notes (and its rights hereunder and under the Related Documents) to its related Committed Note Purchaser or, subject to Section 6.03 and Section 9.17(f), its related Program Support Provider or any Affiliate of any of the foregoing, in each case in accordance with the applicable provisions of the Indenture. Furthermore, each Conduit Investor may at any time grant a security interest in and lien on, all or any portion of its interests under this Agreement, its Series 2007-1 Class A-1 Advance Note and all Related Documents to (i) its related Committed Note Purchaser, (ii) its Funding Agent, (iii) any Program Support Provider who, at any time now or in the future, provides program liquidity or credit enhancement, including without limitation, an insurance policy for such Conduit Investor relating to the Commercial Paper or the Series 2007-1 Class A-1 Advance Notes, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Conduit Investors, including without limitation, an insurance policy relating to the Commercial Paper or the Series 2007-1 Class A-1 Advance Notes or (v) any collateral trustee or collateral agent for any of the foregoing; provided, however, any such security interest or lien shall be released upon assignment of its Series 2007-1 Class A-1 Advance Note to its related Committed Note Purchaser. Each Committed Note Purchaser may assign its Commitment, or all or any portion of its interest under its Series 2007-1 Class A-1 Advance Note, this Agreement and the Related Documents to any Person to the extent permitted by Section 9.17. Notwithstanding any other provisions set forth in this Agreement, each Committed Note Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, its Series 2007-1 Class A-1 Advance Note and the Related Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board or any similar foreign entity.

SECTION 9.04 Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the Series 2007-1 Class A-1 Notes delivered pursuant hereto shall survive the making and the repayment of the Advances, the Swingline Loans and the Letters of Credit and the execution and delivery of this Agreement and the Series 2007-1 Class A-1 Notes and shall continue in full force and effect until all interest on and principal of the Series 2007-1 Class A-1 Notes, and all other amounts owed to the Lender Parties, the Funding Agents and the Administrative Agent hereunder and under the Series 2007-1 Supplement have been paid in full, all Letters of Credit have expired or been fully cash collateralized in accordance with the terms of this Agreement and the Commitments, the Swingline Commitment and the L/C Commitment have been terminated. In addition, the obligations of the Co-Issuers and the Lender Parties under Sections 3.05, 3.06, 3.07, 3.08, 9.05, 9.10 and 9.11 shall survive the termination of this Agreement.

SECTION 9.05 Payment of Costs and Expenses; Indemnification.

(a) Payment of Costs and Expenses. The Co-Issuers jointly and severally agree to pay, on the Series 2007-1 Closing Date (if invoiced on or before such date) or on or before 15 days after written demand (in all other cases), all reasonable expenses of the Administrative Agent, each initial Funding Agent and each initial Lender Party (including the reasonable fees and out-of-pocket expenses of counsel to each of the foregoing, if any, as well as the fees and expenses of the Rating Agencies) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and of each other Related Document, including schedules and exhibits, whether or not the transactions contemplated hereby or thereby are consummated, and (ii) any amendments, waivers, consents, supplements or other modifications to this Agreement or any other

Related Document as may from time to time hereafter be proposed. The Co-Issuers further jointly and severally agree to pay, and to hold the Administrative Agent, each Funding Agent and each Lender Party harmless from all liability for (x) any breach by the Co-Issuers of their obligations under this Agreement, (y) all reasonable costs incurred by the Administrative Agent, such Funding Agent or such Lender Party in enforcing this Agreement and (z) any Non-Excluded Taxes which may be payable in connection with the execution or delivery of this Agreement, any Borrowing or Swingline Loan hereunder, or the issuance of the Series 2007-1 Class A-1 Notes, any Letter of Credit or any other Related Documents. The Co-Issuers also jointly and severally agree to reimburse the Administrative Agent, such Funding Agent and such Lender Party upon demand for all reasonable out-of-pocket expenses incurred by the Administrative Agent, such Funding Agent and such Lender Party in connection with (1) the negotiation of any restructuring or “work-out”, whether or not consummated, of the Related Documents and (2) the enforcement of, or any waiver or amendment requested under or with respect to, this Agreement or any other of the Related Documents.

Notwithstanding the foregoing, the Co-Issuers shall have no obligation to reimburse any Lender Party for any of the fees and/or expenses incurred by such Lender Party with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2007-1 Class A-1 Notes pursuant to Section 9.17.

(b) Indemnification of the Lender Parties. In consideration of the execution and delivery of this Agreement by the Lender Parties, the Co-Issuers hereby jointly and severally indemnify and hold each Lender Party and each of their officers, directors, employees and agents (collectively, the “Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable costs and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2007-1 Class A-1 Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to:

(i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance, Swingline Loan or Letter of Credit; or

(ii) the entering into and performance of this Agreement and any other Related Document by any of the Indemnified Parties,

except for (x) any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s bad faith, gross negligence, willful misconduct or breach of representation set forth herein and (y) any fees or expenses in connection with the negotiation, preparation, execution and delivery of this Agreement or any of the other Related Documents or any amendments, waivers, consents, supplements or other modifications thereto (other than in connection with any enforcement, restructuring or “work-out”). If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Co-Issuers hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 9.05(b) shall in no event include indemnification for any Taxes which are covered by (or expressly excluded from) the indemnification provided in Section 3.08 or for any transfer taxes with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2006-1 Class A-1 Notes pursuant to Section 9.17. The Co-Issuers shall give notice to the Rating Agencies of any claim for Indemnified Liabilities made under this Section 9.05(b).

(c) Indemnification of the Administrative Agent and each Funding Agent.

(i) In consideration of the execution and delivery of this Agreement by the Administrative Agent and each Funding Agent, the Co-Issuers hereby jointly and severally indemnify and hold the Administrative Agent and each Funding Agent and each of their officers, directors, employees and agents (collectively, the “Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable costs and expenses incurred in connection therewith (irrespective of whether any such Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2007-1 Class A-1 Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Agent Indemnified Liabilities”), incurred by the Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Related Document by any of the Agent Indemnified Parties, except for (x) any such Agent Indemnified Liabilities arising for the account of a particular Agent Indemnified Party by reason of the relevant Agent Indemnified Party’s bad faith, gross negligence or willful misconduct and (y) any fees or expenses in connection with the negotiation, preparation, execution and delivery of this Agreement or any of the other Related Documents or any amendments, waivers, consents, supplements or other modifications thereto (other than in connection with any enforcement, restructuring or “work-out”). If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Co-Issuers hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Agent Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 9.05(c)(i) shall in no event include indemnification for any Taxes which are covered by (or expressly excluded from) the indemnification provided in Section 3.08. The Co-Issuers shall give notice to the Rating Agencies of any claim for Agent Indemnified Liabilities made under this Section 9.05(c)(i).

(ii) In consideration of the execution and delivery of this Agreement by the Administrative Agent and the related Funding Agent, each Committed Note Purchaser, ratably according to its respective Commitment, hereby indemnifies and holds the Administrative Agent and each of its officers, directors, employees and agents (collectively, the “Administrative Agent Indemnified Parties”) and such Funding Agent and each of its officers, directors, employees and agents (collectively, the “Funding Agent Indemnified Parties,” and together with the Administrative Agent Indemnified Parties, the “Applicable Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable costs and expenses incurred in connection therewith (solely to the extent not reimbursed by or on behalf of the Co-Issuers) (irrespective of whether any such Applicable Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2007-1 Class A-1 Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Applicable Agent Indemnified Liabilities”), incurred by the Applicable Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Related Document by any of the Applicable Agent Indemnified Parties, except for any such Applicable Agent Indemnified Liabilities arising for the account of a particular Applicable Agent Indemnified Party by reason of the relevant Applicable Agent Indemnified Party’s bad faith, gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Applicable Agent Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 9.05(c)(ii) shall in no event include indemnification for any Taxes which are covered by (or expressly excluded from) the indemnification provided in Section 3.08.

SECTION 9.06 Characterization as Related Document; Entire Agreement. This Agreement shall be deemed to be a Related Document for all purposes of the Base Indenture and the other Related Documents. This Agreement, together with the Base Indenture, the Series 2007-1 Supplement, the documents delivered pursuant to Article VII and the other Related Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

SECTION 9.07 Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto, in the case of the Co-Issuers or the Master Servicer, or on Schedule II, in the case of the Lender Parties, the Administrative Agent and the Funding Agents, or in each case at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

SECTION 9.08 Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

SECTION 9.09 Tax Characterization. Each party to this Agreement (a) acknowledges that it is the intent of the parties to this Agreement that, for accounting purposes and for all federal, state and local income and franchise tax purposes, the Series 2007-1 Class A-1 Notes will be treated as evidence of indebtedness, (b) agrees to treat the Series 2007-1 Class A-1 Notes for all such purposes as indebtedness and (c) agrees that the provisions of the Related Documents shall be construed to further these intentions.

SECTION 9.10 No Proceedings; Limited Recourse.

(a) The Securitization Entities. Each of the parties hereto (other than the Co-Issuers) hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the last maturing Note issued by the Co-Issuers pursuant to the Base Indenture, it will not institute against, or join with any other Person in instituting against, any Securitization Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law, all as more particularly set forth in Section 13.13 of the Base Indenture and subject to any retained rights set forth therein; provided, however, that nothing in this Section 9.10(a) shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to this Agreement, the Series 2007-1 Supplement, the Base Indenture or any other Related Document. In the event that a Lender Party (solely in its capacity as such) takes action in violation of this Section 9.10(a), each affected Securitization Entity shall file or cause to be filed an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Person against such Securitization Entity or the commencement of such action and raising the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 9.10(a) shall survive the termination of this Agreement. Nothing contained herein shall preclude participation by a Lender Party in the assertion or defense of its claims in any such proceeding involving any Securitization Entity. The obligations of the Co-Issuers under this Agreement are solely the limited liability company obligations of the Co-Issuers.

(b) The Conduit Investors. Each of the parties hereto (other than the Conduit Investors) hereby covenants and agrees that it will not, prior to the date which is one year and one day after the payment in full of the latest maturing Commercial Paper or other debt securities or instruments issued by a Conduit Investor, institute against, or join with any other Person in instituting against, such Conduit Investor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing in this Section 9.10(b) shall constitute a waiver of any right to indemnification, reimbursement or other payment from such Conduit Investor pursuant to this Agreement, the Series 2007-1 Supplement, the Base Indenture or any other Related Document. In the event that the Co-Issuers, the Master Servicer or a Lender Party (solely in its capacity as such) takes action in violation of this Section 9.10(b), such related Conduit Investor may file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Person against such Conduit Investor or the commencement of such action and raising the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 9.10(b) shall survive the termination of this Agreement. Nothing contained herein shall preclude participation by the Co-Issuers, the Master Servicer or a Lender Party in assertion or defense of its claims in any such proceeding involving a Conduit Investor. The obligations of the Conduit Investors under this Agreement are solely the corporate obligations of the Conduit Investors. No recourse shall be had for the payment of any amount owing in respect of this Agreement, including any obligation or claim arising out of or based upon this Agreement, against any stockholder, employee, officer, agent, director, member, affiliate or incorporator of any Conduit Investor; provided, however, nothing in this Section 9.10(b) shall relieve any of the foregoing Persons from any liability which any such Person may otherwise have for its gross negligence or willful misconduct.

SECTION 9.11 Confidentiality. Each Lender Party agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of the Master Servicer and the Co-Issuers, other than (a) to their Affiliates and their officers, directors, employees, agents and advisors, including, without limitation, legal counsel and accountants (it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep it confidential), (b) to actual or prospective assignees and participants, and then only on a confidential basis (after obtaining such actual or prospective assignee’s or participant’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (c) as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Master Servicer, as the case may be, has knowledge; provided that each Lender Party may disclose Confidential Information as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Master Servicer, as the case may be, does not have knowledge if such Lender Party is prohibited by law, rule or regulation from disclosing such requirement to the Co-Issuers or the Master Servicer, as the case may be, (d) to Program Support Providers (after obtaining such Program Support Providers’ agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (e) to any Rating Agency providing a rating for any Notes, (f) to any rating agency providing a rating for the debt of any Conduit Investor or (f) in the course of litigation with the Co-Issuers, the Master Servicer, any Series 2007-1 Class A Insurer or such Lender Party.

“Confidential Information” means information that the Co-Issuers or the Master Servicer furnishes to a Lender Party, but does not include (i) any such information that is or becomes generally available to the public other than as a result of a disclosure by a Lender Party or other Person to which a Lender Party delivered such information, (ii) any such information that was in the possession of a Lender Party prior to its being furnished to such Lender Party by the Co-Issuers or the Master Servicer, or (iii) that is or becomes available to a Lender Party from a source other than the Co-Issuers or the Master Servicer; provided that, with respect to clauses (ii) and (iii) herein, such source is not (x) known to a Lender Party to be bound by a confidentiality agreement with the Co-Issuers, the Master Servicer or any Series 2007-1 Class A Insurer, as the case may be, or (y) known to a Lender Party to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

SECTION 9.12 GOVERNING LAW. THIS AGREEMENT AND ALL MATTERS ARISING UNDER OR IN ANY MANNER RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISION THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

SECTION 9.13 JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE PARTIES HEREUNDER WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREUNDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

SECTION 9.14 WAIVER OF JURY TRIAL. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY

JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

SECTION 9.15 Counterparts. This Agreement may be executed in any number of counterparts (which may include facsimile) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

SECTION 9.16 Third Party Beneficiary. Each Series 2007-1 Class A Insurer is an express third party beneficiary of this Agreement.

SECTION 9.17 Assignment.

(a) Subject to Sections 6.03 and 9.17(f), any Committed Note Purchaser may at any time sell all or any part of its rights and obligations under this Agreement, the Series 2007-1 Class A-1 Advance Notes and any other Related Documents to which it is a party, with the prior written consent (not to be unreasonably withheld) of the Co-Issuers, the Swingline Lender and the L/C Provider, to one or more financial institutions (an “Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit B (the “Assignment and Assumption Agreement”), executed by such Acquiring Committed Note Purchaser, such assigning Committed Note Purchaser, the Funding Agent with respect to such Committed Note Purchaser, the Co-Issuers, the Swingline Lender and the L/C Provider and delivered to the Administrative Agent; provided that no consent of the Co-Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser or if an Event of Default has occurred and is continuing.

(b) Without limiting the foregoing, subject to Sections 6.03 and 9.17(f), each Conduit Investor may assign all or a portion of the Investor Group Principal Amount with respect to such Conduit Investor and its rights and obligations under this Agreement, the Series 2007-1 Class A-1 Advance Notes and any other Related Documents to which it is a party to a Conduit Assignee with respect to such Conduit Investor, without the prior written consent of the Co-Issuers. Upon such assignment by a Conduit Investor to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor, (ii) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Related Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Commercial Paper and/or the Series 2007-1 Class A-1 Advance Notes, shall have the benefit of all the rights and protections provided to such Conduit Investor herein and in the other Related Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all of such Conduit Investor’s obligations, if any, hereunder or under the Base Indenture or under any other Related Document with respect to such portion of the Investor Group Principal Amount and such Conduit Investor shall be released from such obligations, (v) all distributions in respect of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor shall be made to the applicable Funding Agent on behalf of such Conduit Assignee, (vi) the definition of the term “CP Base Rate” with respect to the portion of the Investor Group Principal Amount with respect to such Conduit Investor, as applicable funded or maintained with commercial paper issued by such Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “CP Base Rate” applicable to such Conduit Assignee on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than any other Conduit Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Related Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Funding Agent with respect to such Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing. No assignment by any Conduit Investor to a Conduit Assignee of all or any portion of the Investor Group Principal Amount with respect to such Conduit Investor shall in any way diminish the obligation of the Committed Note Purchasers in the same Investor Group as such Conduit Investor under Section 2.03 to fund any Increase not funded by such Conduit Investor or such Conduit Assignee.

Subject to Sections 6.03 and 9.17(f), any Conduit Investor and the related Committed Note Purchaser(s) may at any time sell all or any part of their respective rights and obligations under this Agreement, the Series 2007-1 Class A-1 Advance Notes and any other Related Documents to which it is a party, with the prior written consent (not to be unreasonably withheld) of the Co-Issuers, the Swingline Lender and the L/C Provider, to a multi-seller commercial paper conduit, whose commercial paper is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P1” from Moody’s and/or “F1” from Fitch, as applicable, and one or more financial institutions providing support to such multi-seller commercial paper conduit (an “Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit C (the “Investor Group Supplement” or the “Series 2007-1 Class A-1 Investor Group Supplement”), executed by such Acquiring Investor Group, the Funding Agent with respect to such Acquiring Investor Group (including the Conduit Investor and the Committed Note Purchasers with respect to such Investor Group), such assigning Conduit Investor and the Committed Note Purchasers with respect to such Conduit Investor, the Funding Agent with respect to such assigning Conduit Investor and Committed Note Purchasers, the Co-Issuers, the Swingline Lender and the L/C Provider and delivered to the Administrative Agent; provided that no consent of the Co-Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser and its related Conduit Investor or if an Event of Default has occurred and is continuing.

(c) Subject to Sections 6.03 and 9.17(f), the Swingline Lender may at any time assign all its rights and obligations hereunder and under the Series 2007-1 Class A-1 Swingline Note, in whole but not in part, with the prior written consent of the Co-Issuers and the Administrative Agent, which consent shall not be unreasonably withheld, to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agent and the Co-Issuers, whereupon the assignor shall be released from its obligations hereunder; provided that no consent of the Co-Issuers shall be required if an Event of Default has occurred and is continuing.

(d) Subject to Sections 6.03 and 9.17(f), the L/C Provider may at any time assign all or any portion of its rights and obligations hereunder and under the Series 2007-1 Class A-1 L/C Note with the prior written consent of the Co-Issuers and the Administrative Agent, which consent shall not be unreasonably withheld, to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agent and the Co-Issuers, a copy of which shall be provided to the Series 2007-1 Class A Lead Insurer, whereupon the assignor shall be released from its obligations hereunder to the extent so assigned; provided that no consent of the Co-Issuers shall be required if an Event of Default has occurred and is continuing.

(e) Any assignment of the Series 2007-1 Class A-1 Notes shall be made in accordance with the applicable provisions of the Indenture.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

DOMINO’S PIZZA MASTER ISSUER LLC

By:
Name:
Title:
Address:	Domino’s Master Issuer LLC
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, MI 48106
Attention:	L. David Mounts
Facsimile:	(866) 282-3872

DOMINO’S IP HOLDER LLC

By:
Name:
Title:
Address:	Domino’s IP Holder LLC
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, MI 48106
Attention:	L. David Mounts
Facsimile:	(866) 282-3872

DOMINO’S PIZZA DISTRIBUTION LLC

By:
Name:
Title:
Address:	Domino’s Pizza Distribution LLC
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, MI 48106
Attention:	L. David Mounts
Facsimile:	(866) 282-3872

[Signature Page to the Class A-1 Note Purchase Agreement]

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By:
Name:
Title:
Address:	Domino’s SPV Canadian
Holding Company Inc.
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, MI 48106
Attention:	L. David Mounts
Facsimile:	(866) 282-3872

DOMINO’S PIZZA LLC

By:
Name:
Title:
Address:	Domino’s Pizza LLC
30 Frank Lloyd Wright Drive Ann Arbor, MI 48105
Attention:	L. David Mounts
Facsimile:	(734) 327-7744

[Signature Page to the Class A-1 Note Purchase Agreement]

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:
Name:
Title:

[Signature Page to the Class A-1 Note Purchase Agreement]

JPMORGAN CHASE BANK, N. A., as L/C Provider

By:
Name:
Title:

[Signature Page to the Class A-1 Note Purchase Agreement]

LEHMAN COMMERCIAL PAPER INC., as Swingline Lender

By:
Name:
Title:

[Signature Page to the Class A-1 Note Purchase Agreement]

MICA FUNDING, LLC, as a Conduit Investor

By:
Name:
Title:

LEHMAN BROTHERS HOLDINGS INC., as the related Committed Note Purchaser

By:
Name:
Title:

LEHMAN BROTHERS HOLDINGS INC., as the related Funding Agent

By:
Name:
Title:

[Signature Page to the Class A-1 Note Purchase Agreement]

FALCON ASSET SECURITIZATION LLC,

By: JPMorgan Chase Bank, N.A., its attorney-in-fact as a Conduit Investor

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the related Committed Note Purchaser

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the related Funding Agent

By:
Name:
Title:

[Signature Page to the Class A-1 Note Purchase Agreement]

ZANE FUNDING, LLC, as a Conduit Investor

By:
Name:
Title:

ZANE FUNDING, LLC, as the related Committed Note Purchaser

By:
Name:
Title:

MERRILL LYNCH BANK USA, as the related Funding Agent

By:
Name:
Title:

[Signature Page to the Class A-1 Note Purchase Agreement]

EXHIBIT A TO CLASS A-1 NOTE PURCHASE AGREEMENT

ADVANCE REQUEST

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S IP HOLDER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

SERIES 2007-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1

TO:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

[747 Seventh Avenue

New York, NY 10019]

Attention:

Ladies and Gentlemen:

This Advance Request is delivered to you pursuant to Section 2.03 of that certain Series 2007-1 Class A-1 Note Purchase Agreement, dated as of April 16, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Series 2007-1 Class A-1 Note Purchase Agreement”) among Domino’s Master Issuer LLC, the other Co-Issuers named therein, Domino’s Pizza LLC, as Master Servicer, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, and Lehman Commercial Paper Inc., as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2007-1 Class A-1 Note Purchase Agreement.

The undersigned hereby requests that Advances be made in the aggregate principal amount of $             on                     , 20    .

[IF CO-ISSUERS ARE ELECTING EURODOLLAR RATE FOR THESE ADVANCES ON THE DATE MADE IN ACCORDANCE WITH SECTION 3.01(b) OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, ADD THE FOLLOWING SENTENCE: The undersigned hereby elects that the Advances that are not funded at the CP Rate by an Eligible Conduit Investor shall be Eurodollar Advances and the related Eurodollar Interest Period shall commence on the date of such Eurodollar Advances and end on but excluding the next Quarterly Payment Date.]

The undersigned hereby acknowledges that the delivery of this Advance Request and the acceptance by the undersigned of the proceeds of the Advances requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2007-1 Class A-1 Note Purchase Agreement have been satisfied and all statements set forth in Section 6.01 of the Series 2007-1 Class A-1 Note Purchase Agreement are true and correct.

The undersigned agrees that if prior to the time of the Advances requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify both you and each Investor. Except to the extent, if any, that prior to the time of the Advances requested hereby you and each Investor shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advances as if then made.

Please wire transfer the proceeds of the Advances, first, $[            ] to the Swingline Lender and $[            ] to the L/C Provider for application to repayment of outstanding Swingline Loans and Unreimbursed L/C Drawings, as applicable, and, second, pursuant to the following instructions:

[insert any other payment instructions]

The undersigned has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this      day of                     , 20    .

DOMINO’S PIZZA MASTER ISSUER LLC

By:
Name:
Title:

DOMINO’S IP HOLDER LLC

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By:
Name:
Title:

EXHIBIT A-1 TO CLASS A-1 NOTE PURCHASE AGREEMENT

SWINGLINE LOAN REQUEST

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S IP HOLDER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

SERIES 2007-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1

TO:

LEHMAN COMMERCIAL PAPER INC., as Swingline Lender

[747 Seventh Avenue

New York, NY 10019]

Attention:

Ladies and Gentlemen:

This Swingline Loan Request is delivered to you pursuant to Section 2.06 of that certain Series 2007-1 Class A-1 Note Purchase Agreement, dated as of April 16, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Series 2007-1 Class A-1 Note Purchase Agreement”) among Domino’s MASTER ISSUER LLC, the other Co-Issuers named therein, Domino’s Pizza LLC, as Master Servicer, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider named therein, Lehman Commercial Paper Inc., as Swingline Lender (in such capacity, the “Swingline Lender”) and Lehman Commercial Paper Inc., as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2007-1 Class A-1 Note Purchase Agreement.

The undersigned hereby requests that Swingline Loans be made in the aggregate principal amount of $             on                     , 20    .

The undersigned hereby acknowledges that the delivery of this Swingline Loan Request and the acceptance by the undersigned of the proceeds of the Swingline Loans requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2007-1 Class A-1 Note Purchase Agreement have been satisfied and all statements set forth in Section 6.01 of the Series 2007-1 Class A-1 Note Purchase Agreement are true and correct.

A-1-1

The undersigned agrees that if prior to the time of the Swingline Loans requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify you. Except to the extent, if any, that prior to the time of the Swingline Loans requested hereby you shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Swingline Loans as if then made.

Please wire transfer the proceeds of the Swingline Loans pursuant to the following instructions:

[insert payment instructions]

The undersigned has caused this Swingline Loan Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this      day of             , 20    .

DOMINO’S PIZZA MASTER ISSUER LLC

By:
Name:
Title:

DOMINO’S IP HOLDER LLC

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC

By:
Name:
Title:

A-1-2

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By:
Name:
Title:

A-1-3

EXHIBIT B TO CLASS A-1 NOTE PURCHASE AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [    ], among [            ] (the “Transferor”), each purchaser listed as an Acquiring Committed Note Purchaser on the signature pages hereof (each, an “Acquiring Committed Note Purchaser”), the Funding Agent with respect to such Acquiring Committed Note Purchaser listed on the signature pages hereof (each, a “Funding Agent”), and the Co-Issuers, Swingline Lender and L/C Provider listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, this Assignment and Assumption Agreement is being executed and delivered in accordance with subsection 9.17(a) of the Series 2007-1 Class A-1 Note Purchase Agreement, dated as of April 16, 2007 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2007-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined), among the Co-Issuers, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, Domino’s Pizza LLC, as Master Servicer, and Lehman Commercial Paper Inc., as Administrative Agent (in such capacity, the “Administrative Agent”);

WHEREAS, each Acquiring Committed Note Purchaser (if it is not already an existing Committed Note Purchaser) wishes to become a Committed Note Purchaser party to the Series 2007-1 Class A-1 Note Purchase Agreement; and

WHEREAS, the Transferor is selling and assigning to each Acquiring Committed Note Purchaser, [all] [a portion of] its rights, obligations and commitments under the Series 2007-1 Class A-1 Note Purchase Agreement, the Series 2007-1 Class A-1 Advance Notes and each other Related Documents to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Assignment and Assumption Agreement by each Acquiring Committed Note Purchaser, each related Funding Agent, the Transferor, the Swingline Lender, the L/C Provider and, to the extent required by Section 9.17(a) of the Series 2007-1 Class A-1 Note Purchase Agreement, the Co-Issuers (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring Committed Note Purchaser shall be a Committed Note Purchaser party to the Series 2007-1 Class A-1 Note Purchase Agreement for all purposes thereof.

The Transferor acknowledges receipt from each Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Acquiring Committed Note Purchaser (such Acquiring Committed Note Purchaser’s “Purchased Percentage”) of (i) the Transferor’s Commitment under the Series 2007-1 Class A-1 Note Purchase Agreement and (ii) the Transferor’s Committed Note Purchaser Percentage of the

related Investor Group Principal Amount. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Committed Note Purchaser’s Purchased Percentage of (x) the Transferor’s Commitment under the Series 2007-1 Class A-1 Note Purchase Agreement and (y) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount.

The Transferor has made arrangements with each Acquiring Committed Note Purchaser with respect to [(i)] the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor pursuant to Section 3.02 of the Series 2007-1 Class A-1 Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Committed Note Purchaser to the Transferor of Fees or [                    ] received by such Acquiring Committed Note Purchaser pursuant to the Series 2007-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Series 2007-1 Supplement or the Series 2007-1 Class A-1 Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor and the Acquiring Committed Note Purchasers, as the case may be, in accordance with their respective interests as reflected in this Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Assignment and Assumption Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment and Assumption Agreement.

By executing and delivering this Assignment and Assumption Agreement, the Transferor and each Acquiring Committed Note Purchaser confirm to and agree with each other and the other parties to the Series 2007-1 Class A-1 Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2007-1 Supplement, the Series 2007-1 Class A-1 Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2007-1 Class A-1 Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuer’s obligations under the Indenture, the Series 2007-1 Class A-1 Note Purchase Agreement, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Committed Note Purchaser confirms that it has received a copy of the Indenture, the Series 2007-1 Class A-1 Note Purchase Agreement and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) each Acquiring Committed Note Purchaser will, independently and without reliance upon the Administrative Agent, the Transferor, the Funding Agent or any other Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2007-1 Class A-1 Note Purchase Agreement; (v) each Acquiring Committed Note Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2007-1 Class A-1 Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2007-1 Class A-1 Note Purchase Agreement; (vi) each Acquiring Committed Note Purchaser appoints and authorizes the related Funding Agent to take such action as agent on its behalf and to exercise such powers under the Series 2007-1 Class A-1 Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2007-1 Class A-1 Note Purchase Agreement; (vii) each Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Series 2007-1 Class A-1 Note Purchase Agreement are required to be performed by it as an Acquiring Committed Note Purchaser; and (viii) the Acquiring Committed Note Purchaser hereby represents and warrants to the Co-Issuers and the Master Servicer that the representations and warranties contained in Section 6.03 of the Series 2007-1 Class A-1 Note Purchase Agreement are true and correct with respect to the Acquiring Committed Note Purchaser on and as of the date hereof and the Acquiring Committed Note Purchaser shall be deemed to have made such representations and warranties contained in Section 6.03 of the Series 2007-1 Class A-1 Note Purchase Agreement on and as of the date hereof.

Schedule I hereto sets forth (i) the Purchased Percentage for each Acquiring Committed Note Purchaser, (ii) the revised Commitment Amounts of the Transferor and each Acquiring Committed Note Purchaser, and (iii) the revised Maximum Investor Group Principal Amounts for the Investor Groups of the Transferor and each Acquiring Committed Note Purchaser (it being understood that if the Transferor was part of a Conduit Investor’s Investor Group and the Acquiring Committed Note Purchaser is intended to be part of the same Investor Group, there will not be any change to the Maximum Investor Group Principal Amount for that Investor Group) and (iv) administrative information with respect to each Acquiring Committed Note Purchaser and its Funding Agent.

This Assignment and Assumption Agreement and all matters arising under or in any manner relating to this Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor

By:
Title:

By:
Title:

[ ], as Acquiring Committed Note Purchaser

By:
Title:

[ ], as Funding Agent

By:
Title:

CONSENTED AND ACKNOWLEDGED BY
THE CO-ISSUERS:

DOMINO’S PIZZA MASTER ISSUER LLC

By:
Name:
Title:

DOMINO’S IP HOLDER LLC

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By:
Name:
Title:

CONSENTED BY:

LEHMAN COMMERCIAL PAPER INC., as Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as L/C Provider

By:
Name:
Title:

SCHEDULE I TO ASSIGNMENT
AND ASSUMPTION AGREEMENT

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT AMOUNTS

[                            ], as

Transferor

Prior Commitment Amount:	$[ ]

Revised Commitment Amount:	$[ ]

Prior Maximum Investor Group Principal Amount:	$[ ]

Revised Maximum Investor Group Principal Amount:	$[ ]

Related Conduit Investor (if applicable)	[ ]

[                            ], as

Acquiring Committed Note Purchaser

Address:

Attention:

Telephone:

Facsimile:

Purchased Percentage of

Transferor’s Commitment: [            ]%

Prior Commitment Amount:	$[ ]

Revised Commitment Amount:	$[ ]

Prior Maximum Investor Group Principal Amount:	$[ ]

Revised Maximum Investor Group Principal Amount:	$[ ]

Related Conduit Investor (if applicable)	[ ]

[                                ], as

related Funding Agent

Address:

Attention:

Telephone:

Facsimile:

EXHIBIT C TO CLASS A-1 NOTE PURCHASE AGREEMENT

INVESTOR GROUP SUPPLEMENT, dated as of [            ], among (i) [            ] (the “Transferor Investor Group”), (ii) [            ] (the “Acquiring Investor Group”), (iii) the Funding Agent with respect to the Acquiring Investor Group listed on the signature pages hereof (each, a “Funding Agent”), and (iv) the Co-Issuers, the Swingline Lender and the L/C Provider listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, this Investor Group Supplement is being executed and delivered in accordance with subsection 9.17(c) of the Series 2007-1 Class A-1 Note Purchase Agreement, dated as of April 16, 2007 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2007-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined), among the Co-Issuers, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, Domino’s Pizza LLC, as Master Servicer, and Lehman Commercial Paper Inc., as Administrative Agent (in such capacity, the “Administrative Agent”);

WHEREAS, the Acquiring Investor Group wishes to become a Conduit Investor and [a] Committed Note Purchaser[s] with respect to such Conduit Investor under the Series 2007-1 Class A-1 Note Purchase Agreement; and

WHEREAS, the Transferor Investor Group is selling and assigning to the Acquiring Investor Group [all] [a portion of] its respective rights, obligations and commitments under the Series 2007-1 Class A-1 Note Purchase Agreement, the Series 2007-1 Class A-1 Advance Notes and each other Related Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Investor Group Supplement by the Acquiring Investor Group, each related Funding Agent with respect thereto, the Transferor Investor Group, the Swingline Lender, the L/C Provider and, to the extent required by Section 9.17(c) of the Series 2007-1 Class A-1 Note Purchase Agreement, the Co-Issuers (the date of such execution and delivery, the “Transfer Issuance Date”), the Conduit Investor and the Committed Note Purchaser[s] with respect to the Acquiring Investor Group shall be parties to the Series 2007-1 Class A-1 Note Purchase Agreement for all purposes thereof.

The Transferor Investor Group acknowledges receipt from the Acquiring Investor Group of an amount equal to the purchase price, as agreed between the Transferor Investor Group and the Acquiring Investor Group (the “Purchase Price”), of the portion being purchased by the Acquiring Investor Group (the Acquiring Investor Group’s “Purchased Percentage”) of (i) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2007-1

Class A-1 Note Purchase Agreement and (ii) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount. The Transferor Investor Group hereby irrevocably sells, assigns and transfers to the Acquiring Investor Group, without recourse, representation or warranty, and the Acquiring Investor Group hereby irrevocably purchases, takes and assumes from the Transferor Investor Group, such Acquiring Investor Group’s Purchased Percentage of (x) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2007-1 Class A-1 Note Purchase Agreement and (y) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount.

The Transferor Investor Group has made arrangements with the Acquiring Investor Group with respect to [(i)] the portion, if any, to be paid, and the date or dates for payment, by the Transferor Investor Group to such Acquiring Investor Group of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor Investor Group pursuant to Section 3.02 of the Series 2007-1 Class A-1 Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Investor Group to the Transferor Investor Group of Fees or [            ] received by such Acquiring Investor Group pursuant to the Series 2007-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor Investor Group pursuant to the Series 2007-1 Supplement or the Series 2007-1 Class A-1 Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor Investor Group and the Acquiring Investor Group, as the case may be, in accordance with their respective interests as reflected in this Investor Group Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Investor Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Investor Group Supplement.

By executing and delivering this Investor Group Supplement, the Transferor Investor Group and the Acquiring Investor Group confirm to and agree with each other and the other parties to the Series 2007-1 Class A-1 Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2007-1 Supplement, the Series 2007-1 Class A-1 Note

Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2007-1 Class A-1 Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2007-1 Class A-1 Note Purchase Agreement, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) the Acquiring Investor Group confirms that it has received a copy of the Indenture, the Series 2007-1 Class A-1 Note Purchase Agreement and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Investor Group Supplement; (iv) the Acquiring Investor Group will, independently and without reliance upon the Administrative Agent, the Transferor Investor Group, the Funding Agents or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2007-1 Class A-1 Note Purchase Agreement; (v) the Acquiring Investor Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2007-1 Class A-1 Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2007-1 Class A-1 Note Purchase Agreement; (vi) each member of the Acquiring Investor Group appoints and authorizes the related Funding Agent, listed on Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Series 2007-1 Class A-1 Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2007-1 Class A-1 Note Purchase Agreement; (vii) each member of the Acquiring Investor Group agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Series 2007-1 Class A-1 Note Purchase Agreement are required to be performed by it as a member of the Acquiring Investor Group; and (viii) each member of the Acquiring Investor Group hereby represents and warrants to the Co-Issuers and the Master Servicer that the representations and warranties contained in Section 6.03 of the Series 2007-1 Class A-1 Note Purchase Agreement are true and correct with respect to the Acquiring Investor Group on and as of the date hereof and the Acquiring Investor Group shall be deemed to have made such representations and warranties contained in Section 6.03 of the Series 2007-1 Class A-1 Note Purchase Agreement on and as of the date hereof.

Schedule I hereto sets forth (i) the Purchased Percentage for the Acquiring Investor Group, (ii) the revised Commitment Amounts of the Transferor Investor Group and the Acquiring Investor Group, and (iii) the revised Maximum Investor Group Principal Amounts for the Transferor Investor Group and the Acquiring Investor Group and (iv) administrative information with respect to the Acquiring Investor Group and its Funding Agent.

This Investor Group Supplement and all matters arising under or in any manner relating to this Investor Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

IN WITNESS WHEREOF, the parties hereto have caused this Investor Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor Investor Group

By:
Title:

[ ], as Acquiring Investor Group

By:
Title:

[ ], as Funding Agent

By:
Title:

CONSENTED AND ACKNOWLEDGED
BY THE CO-ISSUERS:

DOMINO’S PIZZA MASTER ISSUER LLC

By:
Name:
Title:

DOMINO’S IP HOLDER LLC

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By:
Name:
Title:

CONSENTED BY:

LEHMAN COMMERCIAL PAPER INC., as Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as L/C Provider

By:
Name:
Title: